UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR
Certified Shareholder Report of
Registered Management Investment Companies

Investment Company Act File Number: 811-5364

American High-Income Trust
(Exact Name of Registrant as specified in charter)

333 South Hope Street
Los Angeles, California 90071
(Address of principal executive offices)

Registrant's telephone number, including area code: (213) 486-9200

Date of fiscal year end: September 30

Date of reporting period: September 30, 2005

Julie F. Williams
Capital Research and Management Company
333 South Hope Street
Los Angeles, California 90071
(name and address of agent for service)

Copies to:
Michael Glazer
Paul, Hastings, Janofsky & Walker LLP
515 South Flower Street
Los Angeles, California 90071
(Counsel for the Registrant)

ITEM 1 - Reports to Stockholders

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The right choice for the long term®

American High-Income Trust

More than just yield:
Building a portfolio for the long term

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Annual report for the year ended September 30, 2005

American High-Income TrustSM seeks a high level of current income and, secondarily, capital appreciation through a diversified, carefully supervised portfolio consisting primarily of lower rated, higher risk corporate bonds.

This fund is one of the 29 American Funds. The organization ranks among the nation’s three largest mutual fund families. For more than seven decades, Capital Research and Management Company,SM the American Funds adviser, has invested with a long-term focus based on thorough research and attention to risk.

Table of contents
Letter to shareholders	1
Results at a glance	1
Chart: The value of a long-term perspective	3
Feature — More than just yield: Building a portfolio for the long term	4
Summary investment portfolio	9
Financial statements	14
Board of Trustees and officers	31
The American Funds family	back cover

Figures shown are past results for Class A shares and are not predictive of results in future periods. Current and future results may be lower or higher than those shown. Share prices and returns will vary, so investors may lose money. Investing for short periods makes losses more likely. Investments are not FDIC-insured, nor are they deposits of or guaranteed by a bank or any other entity. For the most current information and month-end results, visit americanfunds.com. Fund results shown, unless otherwise indicated, are at net asset value. If a sales charge (maximum 3.75%) had been deducted, the results would have been lower.

Here are the average annual total returns on a $1,000 investment with all distributions reinvested for periods ended September 30, 2005:

Class A shares	1 year	5 years	10 years

Reflecting 3.75% maximum sales charge	+3.49%	+6.92%	+7.30%

The fund’s investment adviser waived 5% of its management fees from September 1, 2004, through March 31, 2005, and increased the waiver to 10% on April 1, 2005. Fund results shown reflect the waiver, without which they would have been lower. Please see the Financial Highlights table on page 23 for details.

The fund’s 30-day yield for Class A shares as of October 31, 2005, calculated in accordance with the Securities and Exchange Commission formula, was 6.45%, which reflects a fee waiver (6.42% without the fee waiver). The fund’s distribution rate for Class A shares as of that date was 7.13%. Both reflect the 3.75% maximum sales charge. The SEC yield reflects the rate at which the fund is earning income on its current portfolio of securities while the distribution rate reflects the fund’s past dividends paid to shareholders. Accordingly, the fund’s SEC yield and distribution rate may differ.

Results for other share classes can be found on page 30. Please see the inside back cover for important information about other share classes.

The return of principal in bond funds is not guaranteed. Bond funds have the same interest rate, inflation and credit risks that are associated with the underlying bonds owned by the fund. High-yield bonds are subject to greater fluctuations in value and risk of loss of income and principal. Investing outside the United States is subject to additional risks, such as currency fluctuations, political instability, differing securities regulations and periods of illiquidity, which are detailed in the fund’s prospectus.

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Fellow shareholders:

Low inflation, strong corporate fundamentals and easy access to capital created a favorable climate for high-yield bonds in fiscal 2005. Yet, after two prior fiscal years of stronger-than-average results, the past 12-month period produced returns more in line with the fund’s historical average.

Shareholders who reinvested monthly dividends totaling 89 cents a share earned a total return of 7.5% for the 12 months ended September 30, 2005, which was in line with its income return of 7.5%. Those results surpassed the 6.9% gain for the Lipper High Current Yield Bond Funds Index, a benchmark of similar funds, and the 6.3% return for the Credit Suisse First Boston High Yield Bond Index, which attempts to mirror the high-yield debt markets. The Citigroup Broad Investment-Grade (BIG) Bond Index, which measures high-quality bond markets including Treasuries, posted a 2.9% return. The latter two indexes are unmanaged and include no expenses.

Shareholders who elected to take their dividends in cash saw the value of their holdings increase 0.1% while earning an income return of 7.3%.

Industry trends influence results

Helping fund results this period were many issuers in the telecommunications sector, particularly wireless companies, which benefited from continued strong growth in revenues and subscribers, as well as declining debt levels.

On the negative side, the auto and airline sectors struggled with several high-profile credit downgrades and bankruptcy filings, as well as a slight upturn in defaults. In the auto industry, news of General Motors and Ford being downgraded to below investment grade in May rattled corporate bond markets. In addition, several auto parts suppliers have filed for bankruptcy protection due to rising steel costs and the inability to raise prices in the face of car companies’ continued pressure for more supplier price concessions.

[Begin Sidebar]
Results at a glance
Average annual total returns for periods ended September 30, 2005, with all distributions reinvested. The market indexes are unmanaged.

Returns	1 year	5 years	10 years

American High-Income Trust	+7.5%	+7.7%	+7.7%

Credit Suisse First Boston
High Yield Bond Index	+6.3	+8.6	+7.4

Citigroup Broad Investment-
Grade (BIG) Bond Index	+2.9	+6.7	+6.6

Lipper High Current Yield
Bond Funds Index	+6.9	+5.0	+5.5

For the 10 years ended September 30, 2005, American High-Income Trust ranked 9th in total return among the 99 high current yield funds in existence throughout the period, according to Lipper. For the five years ended September 30, 2005, it ranked 50th of 297, and for the 12 months ended September 30, 2005, the fund ranked 72nd of 424. Lipper rankings do not reflect the effect of sales charges.
[End Sidebar]

In the airline industry, high labor and fuel costs were factors in the bankruptcy-protection filings for Delta Air Lines and Northwest Airlines. Even with troubled industries, however, there can be solid investments for bondholders. In the airline industry, for example, we have found opportunities in bonds collateralized by high-quality aircraft.

[Begin Pull Quote]
Now that financial markets have regained their footing and corporate fundamentals are stronger, we recognize that the credit cycle could be nearing a turning point.
[End Pull Quote]

A turning point in the credit cycle

The past three years have been rewarding for bondholders, in large part due to an active deleveraging cycle in which a period of financial market stress forced many companies to focus on paying down debt. This helped them to improve their credit quality, which helped their bond prices to increase. In addition, default rates for high-yield bonds remained at historic lows for much of the period.

But now that financial markets have regained their footing and corporate fundamentals are stronger, we recognize that the credit cycle could be nearing a turning point. More companies are showing signs of adding debt and increasing leverage to fund capital expenditures, acquisitions and dividend payments. In addition, an increasing number of lower quality companies are adding to their bond market debt.

Rising interest rates are also putting pressure on corporate bond markets. The Federal Reserve Board increased the federal funds rate eight times during the period, from 1.75% to 3.75%. These were followed by another quarter-percentage point increase in November, after the close of the period. While these increases pushed short-term rates higher, long-term rates remained at relatively low levels, which has continued to provide attractive financing opportunities for many companies. Although it is likely that the Fed will continue to raise short-term rates, which could eventually put pressure on long-term rates, we believe our focus on finding companies with stable or improving credit can still produce attractive returns.

Maintaining a long-term perspective

Over the past three years, American High-Income Trust shareholders have enjoyed an average annual total return of 16.9%, surpassing the 14.7% return for the Lipper High Current Yield Bond Funds Index and the 15.5% return for the Credit Suisse First Boston High Yield Bond Index. That’s almost double the fund’s average annual total return of 9.2% since the fund’s inception on February 19, 1988.

Of course, we cannot expect the fund to report such strong results indefinitely. As we begin the new fiscal year, we expect nominal yields to be lower and significant capital appreciation to become harder to achieve. During periods of low yields, many investors have a tendency to stretch for yield by taking greater risks. But we don’t believe this is the time to take greater risks. Rather, our focus is on producing solid long-term results by balancing attention to yield with a view to long-term value. (See our feature on page 4.) While we don’t expect total returns to be as high going forward, we believe they will continue to be attractive compared with other parts of the bond market.

As always, we appreciate your continued support.

Cordially,

/s/ Paul G. Haaga, Jr.	/s/ David C. Barclay
Paul G. Haaga, Jr.	David C. Barclay
Vice Chairman of the Board	President

November 15, 2005

For current information about the fund, visit americanfunds.com.

Martin Fenton, an independent Trustee of the fund since 1989, has been elected non-executive chairman of the Board. Paul G. Haaga, Jr., the previous chairman, has been elected vice chairman. As independent Board chair, Mr. Fenton will chair Board meetings, including executive sessions of the independent Trustees, and will be responsible for Board agendas, but will not have other executive or management responsibilities with the fund. He will remain unaffiliated with Capital Research and Management Company, the fund’s investment adviser, and any of its affiliates.

The value of a long-term perspective

Here’s how a $10,000 investment in American High-Income Trust grew between February 19, 1988, when the fund began operations, and September 30, 2005, the end of its latest fiscal year. As you can see, that $10,000 grew to $45,421 with all distributions reinvested.

Fund figures reflect deduction of the maximum sales charge of 3.75% on the $10,000 investment.1 Thus the net amount invested was $9,625.2

[begin mountain chart]
Year ended September 30

Year Ended	American High-Income Trust	Credit Suisse First Boston High Yield Bond Index (3)	Lipper High Current Yield Bond Funds Index (4)	Citigroup Broad Investment-Grade (BIG) Bond Index (3)	Consumer Price Index (inflation) (5)	Original Investment
1988(6)	$10,182	$10,447	$10,475	$10,222	$10,328	$10,000

1989	$11,189	$11,026	$10,935	$11,367	$10,776	$10,000

1990	$10,735	$10,047	$9,570	$12,237	$11,440	$10,000

1991	$13,873	$13,757	$12,290	$14,198	$11,828	$10,000

1992	$16,376	$16,573	$15,132	$15,999	$12,181	$10,000

1993	$18,764	$19,172	$17,473	$17,627	$12,509	$10,000

1994	$19,066	$19,831	$17,899	$17,063	$12,879	$10,000

1995	$21,604	$22,619	$20,178	$19,461	$13,207	$10,000

1996	$24,570	$25,054	$22,644	$20,423	$13,603	$10,000

1997	$28,176	$28,994	$26,120	$22,406	$13,897	$10,000

1998	$27,491	$28,842	$25,688	$24,975	$14,103	$10,000

1999	$29,721	$29,980	$27,037	$24,908	$14,474	$10,000

2000	$31,295	$30,555	$27,021	$26,632	$14,974	$10,000

2001	$30,218	$29,050	$23,569	$30,110	$15,371	$10,000

2002	$28,442	$29,877	$22,814	$32,632	$15,603	$10,000

2003	$38,197	$38,257	$28,862	$34,423	$15,966	$10,000

2004	$42,235	$43,352	$32,215	$35,738	$16,371	$10,000

2005	$45,421	$46,089	$34,422	$36,783	$17,138	$10,000

1 As outlined in the prospectus, the sales charge is reduced for accounts (and aggregated investments) of $100,000 or more and is eliminated for purchases of $1 million or more. There is no sales charge on dividends or capital gain distributions that are reinvested in additional shares.
2 The maximum initial sales charge was 4.75% prior to January 10, 2000.
3 The market indexes are unmanaged and do not reflect sales charges, commissions or expenses.
4 Calculated by Lipper. The index does not reflect sales charges.
5 Computed from data supplied by the U.S. Department of Labor, Bureau of Labor Statistics.
6 For the period February 19 through September 30, 1988.

Past results are not predictive of results in future periods. The results shown are before taxes on fund distributions and sale of fund shares.
[end mountain chart]

Average annual total returns based on a $1,000 investment (for periods ended September 30, 2005)*

	1 year	5 years	10 years

Class A shares	+3.49%	+6.92%	+7.30%

*Assumes reinvestment of all distributions and payment of the maximum 3.75% sales charge.

The fund’s investment adviser waived 5% of its management fees from September 1, 2004, through March 31, 2005, and increased the waiver to 10% on April 1, 2005. Fund results shown reflect the waiver, without which they would have been lower. Please see the Financial Highlights table on page 23 for details.

More than just yield:
Building a portfolio for the long term

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[photo - David Lee]
[Begin Photo Caption]
David Lee
[End Photo Caption]

[photo - Ellen Carr]
[Begin Photo Caption]
Ellen Carr
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[photo - Richard Lewis]
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Richard Lewis
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Figures shown are past results for Class A shares and are not predictive of results in future periods. Current and future results may be lower or higher than those shown. Share prices and returns will vary, so investors may lose money. For the most current information and month-end results, visit americanfunds.com. Fund results shown, unless otherwise indicated, are at net asset value. If a sales charge (maximum 3.75%) had been deducted, the results would have been lower.

Most investors buy shares in a high-yield bond fund for the purpose of earning income. But in their desire to maximize that income, many make a critical mistake: They measure funds primarily by their yield, or the interest income a fund pays. What they may not realize is that a portfolio that focuses strictly on yield may deliver high income for a time, but maintaining that yield usually proves to be difficult.

“To sustain a yield over the long term, a fund has to own holdings that can make it through unanticipated credit cycles,” says David Barclay, president of American High-Income Trust. “From a top-down standpoint, the highest yielding bonds have high yields because the market thinks they have a higher risk of default. If they do default, investors not only lose that yield, but also their principal.”

Although American High-Income Trust’s primary goal is to produce a high level of current income for shareholders, bonds in the fund’s portfolio are never judged solely against current yield. Instead, the fund focuses on producing solid long-term results by balancing attention to yield with a view to long-term value. “We buy holdings on an issuer-by-issuer basis,” says David. “We first look for companies that can service their debt and then, from those companies, we search for those with the highest yield.”

A look at the fund’s long-term results helps to illustrate this point: Over the past 10 years ended September 30, 2005, the fund’s 12-month dividend yield has averaged about 9%, which is similar to that of the Lipper High Current Yield Funds Average; however, the fund’s average annual total return over the same 10-year period was 7.7%, exceeding the 5.8% return of the Lipper average.

We spoke with three of the fund’s analysts — David Lee, Ellen Carr and Richard Lewis — to discuss the various factors they take into consideration when building the portfolio, and how the fund’s investment approach helps to produce a high level of current income while limiting the risk to a shareholder’s principal over time.

[photo - David Lee]
[Begin Photo Caption]
David Lee
Los Angeles
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[Begin Pull Quote]
“Investors should think of bonds as a loan to the company. The best loans are to those companies that can pay us back with a relative degree of certainty.”
[End Pull Quote]

When fixed-income analyst David Leeevaluates bonds for American High-Income Trust’s portfolio, the single most important question he asks himself is: Can this company pay back its debt as promised? “Investors should think of bonds as a loan to the company,” he says. “The best loans are to those companies that can pay us back with a relative degree of certainty.”

To answer that critical question, he looks at several factors, including whether the company’s business model is logical and sustainable, what the company’s cash flows are after all expenses, and whether the yield adequately compensates for the level of risk and volatility of cash flows.

Only after weeding out the cases he feels are more likely to fall victim to bankruptcy does David look for yield. “In my view, what makes or breaks a bond fund is avoiding bankruptcies,” he says. “Bond-holders do not participate in the upside like equity investors. No matter how good an investment, the return potential of a bond is limited by the fact that it will mature at par. With stocks, an investor can make up for a terrible investment with a spectacular one, but that’s much harder to do in the bond market.”

David prefers companies that are improving in a controlled manner, focusing on improving credit quality, not just earnings. Such was the case with Host Marriott, a real estate investment trust focused on the lodging market. After the terrorist attacks of September 11, 2001, travel demand from business travelers and corporate meetings declined significantly due to both a weak economy and a general fear of travel. The poor outlook for room demand resulted in the property owner’s bonds being downgraded.

From late 2002 into early 2003, David started to accumulate Host Marriott bonds for American High-Income Trust’s portfolio, despite the fact that they were not among the higher yielding leisure bonds at the time. David’s optimistic view on Host Marriott was based on the fact that the company would be able to generate positive cash flow even in depressed market conditions and that there was considerable asset value inherent in hard-to-replace hotel assets that were located in urban markets. Furthermore, David felt that management’s commitment to protecting the company’s balance sheet in uncertain times was credible, as evidenced by its elimination of the common dividend and curtailment of capital expenditures.

“Even if the travel market remained poor,” he says, “the company still generated sufficient cash to service its debt obligations. Host Marriott also provided backup collateral value in its real estate assets.”

By late 2003, the economy began to improve, as did the travel market. “While an improvement in the sector was not required for my investment thesis on the bonds, it was a nice bonus,” David says. Since then, the company has continued to take a balanced approach to credit quality by issuing equity to fund the purchase of additional assets.

Although the initial yields at which David bought Host Marriott’s bonds were already attractive, an even higher return occurred as the company improved its credit quality and ratings. “Shareholders ultimately earned a total return in excess of the yield,” says David. The lesson: “If you focus solely on a bond’s yield, you can easily miss the price appreciation you get from the bonds if the company improves and the bonds are upgraded.”

[Begin Pull Quote]
“Every decision is risk-reward, not just reward. If you stretch for a higher yield, it’s easy to get carried away with the reward portion by ignoring the risks.”
[End Pull Quote]

[photo - Ellen Carr]
[Begin Photo Caption]
Ellen Carr
Los Angeles
[End Photo Caption]

The key to investing in the high-yield market, says retail analyst Ellen Carr, is discipline: “You have to be willing to wait out a frothy market and buy when things look their worst.”

That’s exactly what Ellen did when she began to add J.C. Penney’s bonds to the fund’s portfolio five years ago. For some time, the department store chain struggled with poor sales, weak merchandising and an inability to keep up with certain shifts in customer shopping habits. Then, in 2000, a new CEO was hired whose goal was to improve the company’s credit rating. But J.C. Penney already had substantial debt maturities looming, which raised fears in the corporate bond market that the company would face a liquidity crisis.

Although the situation looked dire, Ellen’s conviction in the underlying asset value of the company as well as subsequent conversations with her equity counterparts led her to invest in a significant amount of the retailer’s bonds for the fund’s portfolio, some at 50 cents on the dollar.

Ellen’s research gave her confidence in the new management’s ability to turn the company around. Returning the company to investment grade was critical, she believed, because of how retailers worked. Most retailers’ profits come in the fourth quarter during the busy holiday season. Stores must buy their inventory up front, which means there is generally a 60- to 90-day gap before selling merchandise. While an investment-grade company can easily obtain cheap financing to cover the gap, a high-yield company has to have either a huge cash balance or a revolving line of credit from a bank, which allows the amount loaned to be borrowed again once it has been repaid, but is a more costly form of financing.

During 2001, after the company realigned and its credit profile began to improve, its options for generating cash increased. As a result, Ellen continued to purchase J.C. Penney’s bonds over the next year-and-a-half, even as yields dropped to 8%. “Because that was lower than the average high-yield bond at that time,” she says, “we asked ourselves if an 8% yield was high enough for the risk.”

After much analysis, Ellen felt that the company’s upgrade potential as it continued to evolve back to investment grade would result in a solid total return for shareholders and offered good relative value for the risk. For the next two years, Ellen continued to add J.C. Penney bonds to the fund’s portfolio, which were declining in risk even as prices rose. “I spent enough time in J.C. Penney stores to understand the merchandising strategy,” she says. “The stores had begun stocking more fashionable clothes priced at a good value, and it was easier for customers to find what they wanted.”

Her evaluation proved correct. In mid-2004, about four-and-a-half years after her original investment, Ellen sold most of her J.C. Penney holdings, earning a total return that made the retailer one of the top five contributors to American High-Income Trust’s overall return for the period from January 2000 to June 2004. “Every decision is risk-reward, not just reward,” she says. “If you stretch for a higher yield, it’s easy to get carried away with the reward portion by ignoring the risks. In many cases, sacrificing yield to own a company with an improving credit profile is worth it.”

Ellen says more than half of her holdings in the fund’s portfolio are invested in companies like J.C. Penney that may be average or below-average in terms of yield, but have good management and lots of liquidity. Less than half of her holdings are invested in higher risk names that provide above-average yields. “If you focus only on the highest yielding companies,” says Ellen, “you would leave behind a lot of good investments.”

[photo - Richard Lewis]
[Begin Photo Caption]
Richard Lewis
New York
[End Photo Caption]

[Begin Pull Quote]
“Some investors [would have sold] the bonds as soon as they were yielding below the market average. But by holding onto them, our shareholders were able to make a good total return without taking on much risk.”
[End Pull Quote]

Richard Lewis doesn’t think of his job as a fixed-income analyst any differently than he would if he were an equity investor. “I just invest in different securities,” he says. “I still look at a company’s operations, its competitive position and growth opportunities going forward.”

He particularly loves to find the undiscovered bargain. “If a company’s valuation is extraordinarily cheap because the market has ignored it, that’s a company that piques my interest,” Richard says. But evaluating a company’s financials is just part of his analysis. Richard spends about 30% to 40% of his time on the road, visiting with managements and seeing firsthand how companies’ operations work.

Often, it’s a factor beyond the balance sheet that guides his decision of whether or not to invest. In the case of Premcor Refining, an independent petroleum refiner, the crucial factor was a change in management.

Traditionally, the company carried too much debt and tended to ride the fundamentals of the industry, which meant it would do well during certain business cycles and then do very poorly during others. But Richard took note when the company hired a new CEO, whose track record at a previous firm led Richard to believe he would concentrate on improving Premcor’s credit rating.

In April 2002, the new management took Premcor public, a goal the company had been trying to accomplish for some time. That’s when Richard recommended that the fund make a significant investment in the company’s bonds, which were trading at yields between 9% and 10%. “It was clear it would be a different company,” says Richard. “I was confident that following the IPO, the new management would clean up the company’s balance sheet and guide it to investment grade.”

Soon after, Premcor’s new management slowly began to purchase other refineries, using a combination of debt and equity to finance the acquisitions. For the first time, the company was able to reduce its financial leverage in a meaningful way. Richard continued to recommend the bonds as the company improved. “Instead of being at the whim of the market and riding the fundamentals of the industry,” says Richard, “Premcor was able to clean up its balance sheet and gradually climb its way to investment grade.”

As in equity analysis, understanding a company’s management team is critical when investing in bonds. “Modeling Premcor was part of the picture, but it didn’t tell you what drove the new CEO,” he says. “What drove him was creating value by making acquisitions. It was important to him that Premcor become an investment-grade company because that would make it easier for him to get the financing necessary to make these acquisitions. And that was good for bondholders.”

This year, Valero Energy, another independent petroleum refiner and marketer, acquired Premcor at a higher-than-expected valuation. That caused the price of Premcor’s bonds to increase and their yields to decline. As of September 30, 2005, yields of outstanding Premcor bonds hovered between 5.1% and 5.8%. Some high-yield investors would have sold then, and proceeded to look for the next higher yielding bond. But Richard saw value in holding onto the bonds. He figured that either Valero would tender for the bonds and pay them off at a premium, or spreads would tighten to Valero’s levels and the bonds’ prices would rise further. Either way, the fund’s shareholders would profit.

“The temptation of looking just for yield would have led some investors to sell the bonds as soon as they were yielding below the market average,” says Richard. “But by holding onto them, our shareholders were able to make a good total return without taking on much risk.”

Summary investment portfolio,  September 30, 2005
The following summary investment portfolio is designed to streamline the report and help investors better focus on a fund’s principal holdings. For details on how to obtain a complete schedule of portfolio holdings, please see the inside back cover.

[begin pie chart}

U.S. corporate bonds & notes	69.7%
Non-U.S. corporate bonds & notes	14.2
Non-U.S. government bonds & notes	4.7
Convertible securities	2.6
Preferred securities	2.0
Common stocks & warrants	1.1
Other	0.6
U.S. government bonds & notes	0.5
Cash & equivalents	4.6

[end pie chart]

	Principal	Market	Percent
	amount	value	of net
Bonds & notes - 89.66%	(000)	(000)	assets

Corporate bonds & notes - 83.90%
Consumer discretionary - 27.08%
General Motors Acceptance Corp.:
7.00% 2012	$42,644	$38,558
5.85%-8.00% 2007-2031 (1)	130,231	119,240
General Motors Corp.:
7.25% 2013	€ 3,000	2,997
7.20%-8.25% 2011-2023	$38,335	33,336	1.93%
CCH II, LLC and CCH II Capital Corp. 10.25% 2010	14,105	14,528
Charter Communications Operating, LLC and Charter Communications Operating Capital Corp.:
8.00% 2012 (2)	39,950	40,449
8.375% 2014 (2)	22,800	23,028
CCO Holdings, LLC and CCO Holdings Capital Corp. 8.75% 2013	24,625	24,440
Charter Communications Holdings, LLC and Charter Communications Holdings Capital Corp. 0%/11.75%-0%/13.50% 2011-2012 (3)	14,375	10,743	1.13
CanWest Media Inc., Series B, 8.00% 2012	60,258	64,250.64
Cinemark USA, Inc. 9.00% 2013	56,718	58,845.58
Kabel Deutschland GmbH 10.625% 2014 (2)	45,105	50,067.50
Young Broadcasting Inc. 10.00% 2011	52,060	49,457.49
Tenneco Automotive Inc. 8.625% 2014	47,250	47,841.48
Grupo Posadas, SA de CV 8.75% 2011 (2)	44,095	47,402.47
Mohegan Tribal Gaming Authority 6.375% 2009	45,040	45,265.45
Telenet Group Holding NV 0%/11.50% 2014 (2) (3)	47,145	38,777.39
Quebecor Media Inc. 11.125% 2011	33,328	36,577.36
Other securities		1,978,739	19.66
		2,724,539	27.08

Telecommunication services - 11.23%
Qwest Services Corp.:
13.50% 2010	46,785	53,803
14.00% 2014	25,375	30,894
Qwest Communications International Inc. 7.25% 2011	24,375	23,857
Qwest Corp. 8.875% 2012	3,600	3,951
Qwest Capital Funding, Inc. 7.00%-7.90% 2006-2031	63,845	62,502
U S WEST Capital Funding, Inc. 6.375%-6.875% 2008-2028	18,834	16,184	1.90
American Cellular Corp., Series B, 10.00% 2011	57,575	63,045
Dobson Communications Corp.:
8.875% 2013	37,250	37,436
8.10%-10.875% 2010-2012 (1) (2)	30,825	31,323
Dobson Cellular Systems, Inc. 8.443%-9.875% 2011-2012 (1)	24,375	26,578	1.57
US Unwired Inc., Series B, 10.00% 2012	17,150	19,808
Nextel Communications, Inc.:
6.875% 2013	14,500	15,405
7.375% 2015	88,378	94,693	1.29
Triton PCS, Inc.:
8.75% 2011	35,425	29,137
9.375% 2011	49,810	41,093
8.50% 2013	55,625	53,261	1.23
American Tower Corp.:
7.125% 2012	62,860	66,317
7.25%-7.50% 2011-2012	23,725	25,281.91
Cincinnati Bell Inc. 7.25% 2013	38,425	41,019.41
NTELOS Inc. 9.03% 2012 (1)	40,250	40,049.40
SBA Communications Corp. 8.50% 2012	35,905	39,226.39
Centennial Communications Corp. and Centennial Cellular Operating Co. LLC 10.125% 2013	32,555	36,787.37
Other securities		278,404	2.76
		1,130,053	11.23

Materials - 10.71%
Millennium America Inc. 9.25% 2008	30,825	33,291
Lyondell Chemical Co. 9.50% 2008	10,000	10,525
Equistar Chemicals, LP 10.125% 2008	15,650	16,902
Equistar Chemicals, LP and Equistar Funding Corp.:
8.75% 2009	10,265	10,727
10.625% 2011	44,875	49,138	1.20
Abitibi-Consolidated Finance LP 7.875% 2009	14,500	14,464
Abitibi-Consolidated Inc. 8.55% 2010	16,045	16,406
Abitibi-Consolidated Co. of Canada 5.25%-8.375% 2008-2015 (1)	75,890	73,628	1.04
JSG Holdings PLC 11.50% 2015 (4)	€ 44,087	47,179.47
Gerdau Ameristeel Corp. and GUSAP Partners 10.375% 2011	$30,775	34,391.34
Other securities		771,349	7.66
		1,078,000	10.71

Industrials - 7.82%
Dyncorp International LLC 9.50% 2013 (2)	38,815	40,756.41
Horizon Lines, LLC and Horizon Lines Holding Corp. 9.00% 2012	36,745	39,547.39
Accuride Corp. 8.50% 2015	35,995	35,455.35
Jacuzzi Brands, Inc. 9.625% 2010	33,155	35,310.35
Other securities		635,906	6.32
		786,974	7.82

Utilities - 6.01%
Edison Mission Energy:
10.00% 2008	29,150	32,429
7.73% 2009	43,250	45,845
9.875% 2011	38,850	46,232
Mission Energy Holding Co. 13.50% 2008	38,350	45,349
Midwest Generation, LLC, Series B, 8.56% 2016 (5)	23,985	26,398
Homer City Funding LLC 8.734% 2026 (5)	9,444	11,286
Midwest Generation, LLC and Midwest Finance Corp. 8.75% 2034	19,250	21,536	2.28
AES Corp.:
8.75% 2013 (2)	43,985	48,384
8.875%-9.50% 2009-2015 (2)	60,501	66,479
AES Gener SA 7.50% 2014	18,350	18,696
AES Red Oak, LLC, Series B, 9.20% 2029 (5)	7,000	8,015	1.41
Dynegy Holdings Inc. 10.125% 2013 (2)	37,315	41,793.42
Other securities		191,850	1.90
		604,292	6.01

Consumer staples - 5.37%
Burns Philp Capital Pty Ltd., Series B, 9.75% 2012	60,322	67,862
Burns Philp Capital Pty Ltd. and Burns Philp Capital (U.S.) Inc., Series B, 9.50%-10.75% 2010-2011	34,575	38,646	1.06
Spectrum Brands, Inc. 7.375% 2015	40,645	36,784.37
Delhaize America, Inc. 8.125% 2011	33,645	36,633.36
Other securities		360,795	3.58
		540,720	5.37

Energy - 4.39%
Port Arthur Finance Corp. 12.50% 2009 (5)	1,386	1,587
Premcor Refining Group Inc. 6.125%-9.50% 2010-2015	98,475	107,242	1.08
General Maritime Corp. 10.00% 2013	42,925	47,432.47
Petrozuata Finance, Inc., Series B, 8.22% 2017 (2) (5)	39,405	37,829.38
Other securities		247,237	2.46
		441,327	4.39

Health care - 4.35%
Quintiles Transnational Corp. 10.00% 2013	47,775	53,986.54
Tenet Healthcare Corp. 9.875% 2014	38,700	40,635.40
Warner Chilcott Corp. 8.75% 2015 (2)	38,150	36,815.37
Other securities		306,483	3.04
		437,919	4.35

Information technology - 4.01%
Sanmina-SCI Corp. 10.375% 2010	51,750	57,313.57
Electronic Data Systems Corp., Series B, 6.50% 2013 (1)	41,040	42,104.42
Other securities		304,216	3.02
		403,633	4.01

Financials - 2.93%		295,098	2.93

Non-U.S. government bonds & notes - 4.65%
Russian Federation 5.00%/7.50% 2030 (3)	32,365	37,220.37
Argentina (Republic of) 6.501% 2033 (4) (6)	ARS 95,591	36,716.36
Other securities		394,029	3.92
		467,965	4.65

Other - 1.11%		111,258	1.11

Total bonds & notes (cost: $8,837,898,000)		9,021,778	89.66

	Shares or	Market	Percent
	principal	value	of net
Convertible securities - 2.63%	amount	(000)	assets

Consumer discretionary - 1.16%
Amazon.com, Inc. 6.875% PEACS convertible subordinated notes 2010	€ 42,233,000	51,530.51
General Motors Corp., Series B, 5.25% convertible senior debentures 2032	$35,000,000	24,192.24
Other securities		41,452.41
		117,174	1.16

Other - 1.47%
American Tower Corp. 5.00% convertible debentures 2010	$25,925,000	25,893.26
AES Trust VII 6.00% convertible preferred 2008	439,925	21,402.21
Other securities		100,254	1.00
		147,549	1.47

Total convertible securities (cost: $219,305,000)		264,723	2.63

	Shares	Market	Percent
		value	of net
Warrants - 0.12%		(000)	assets

Other - 0.12%
American Tower Corp., warrants, expire 2008 (2) (7)	38,250	12,661.12
Other securities		28.00

Total warrants (cost: $1,126,000)		12,689.12

	Shares	Market	Percent
		value	of net
Preferred securities - 1.98%		(000)	assets

Financials - 1.95%
Fuji JGB Investment LLC, Series A, 9.87% noncumulative preferred (1) (2)	52,248,000	58,327.58
Other securities		137,368	1.37
		195,695	1.95

Other - 0.03%		3,395.03

Total preferred securities (cost: $169,497,000)		199,090	1.98

	Shares	Market	Percent
		value	of net
Common stocks - 0.96%		(000)	assets

Other - 0.96%
Dobson Communications Corp., Class A (2) (7)	3,435,685	26,386.26
Sprint Nextel Corp.	777,508	18,489.19
Other securities		51,705.51

Total common stocks (cost: $114,385,000)		96,580.96

	Principal	Market	Percent
	amount	value	of net
Short-term securities - 3.28%	(000)	(000)	assets

Procter & Gamble Co. 3.57%-3.69% due 10/11-10/24/2005 (2)	$95,600	95,394.95
DuPont (E.I.) de Nemours & Co. 3.55% due 10/18/2005	40,000	39,929.40
Other securities		194,449	1.93

Total short-term securities (cost: $329,756,000)		329,772	3.28

Total investment securities (cost: $9,671,967,000)		9,924,632	98.63
Other assets less liabilities		137,789	1.37

Net assets		$10,062,421	100.00%

"Other securities" includes all issues that are not disclosed separately in the summary investment portfolio.

Investments in affiliates

A company is considered to be an affiliate of the fund under the Investment Company Act of 1940 if the fund's holdings in that company represent 5% or more of the outstanding voting shares of that company.
The market value of the fund's holdings in affiliated companies is included in "Other securities" under their respective industry sectors in the preceding summary investment portfolio. Further details on these holdings and related transactions during the year ended September 30, 2005, appear below.

						Market value
	Beginning shares			Ending shares	Interest	of affiliates
	or principal			or principal	income	at 9/30/05
Company	amount	Purchases	Sales	amount	(000)	(000)
ZiLOG, Inc. (7)	1,140,500	-	-	1,140,500	$-	$3,022
ZiLOG, Inc. - MOD III Inc., units (7) (8)	1,868	-	-	1,868	-	0
Clarent Hospital Corp. (7) (8)	576,849	-	-	576,849	-	289
AirGate PCS, Inc. 9.375% 2009 (2) (9)	$16,253,200	$-	$11,719,900	$4,533,300	1,332	-
AirGate PCS, Inc. 9.375% 2009 (9)	$6,000,000	$-	$6,000,000	$-	451	-
AirGate PCS, Inc. (9)	671,293	-	671,293	-	-	-
NTELOS Inc. (9)	1,983,310	-	1,983,310	-	-	-
NTELOS Inc. 9.03% 2012 (1) (9)	$-	$40,250,000	$-	$40,250,000	1,950	-
					$3,733	$3,311

The following footnotes to the summary investment portfolio apply to either the individual securities noted or one or more of the securities aggregated and listed as a single item.

(1) Coupon rate may change periodically.
(2) Purchased in a private placement transaction; resale may be limited to qualified institutional buyers; resale to the public may require registration. The total value of all such restricted securities, including those in "Other securities" in the summary investment portfolio, was $1,739,799,000, which represented 17.29% of the net assets of the fund.
(3) Step bond; coupon rate will increase at a later date.
(4) Payment in kind; the issuer has the option of paying additional securities in lieu of cash.
(5) Pass-through securities backed by a pool of mortgages or other loans on which principal payments are periodically made. Therefore, the effective maturities are shorter than the stated maturities.
(6) Index-linked bond whose principal amount moves with a government retail price index.
(7) Security did not produce income during the last 12 months.
(8) Valued under fair value procedures adopted by authority of the Board of Trustees.
(9) Unaffiliated issuer at 9/30/2005.

See Notes to Financial Statements

Statement of assets and liabilities (dollars and shares in thousands, except per-share amounts)
at September 30, 2005

Assets:
Investment securities at market:
Unaffiliated issuers (cost: $9,649,514)		$9,921,321
Affiliated issuers (cost: $22,453)		3,311	$9,924,632
Cash			7,686
Receivables for:
Sales of investments		6,749
Sales of fund's shares		25,845
Open forward currency contracts		1,988
Closed forward currency contracts		270
Dividends and interest		189,001	223,853
			10,156,171
Liabilities:
Payables for:
Purchases of investments		69,373
Repurchases of fund's shares		12,699
Dividends on fund's shares		4,013
Open forward currency contracts		19
Investment advisory services		2,505
Services provided by affiliates		3,903
Deferred Trustees' compensation		110
Other fees and expenses		1,128	93,750
Net assets at September 30, 2005			$10,062,421

Net assets consist of:
Capital paid in on shares of beneficial interest			$10,012,473
Undistributed net investment income			49,132
Accumulated net realized loss			(253,350)
Net unrealized appreciation			254,166
Net assets at September 30, 2005			$10,062,421

Shares of beneficial interest issued and outstanding - unlimited shares authorized (819,826 total shares outstanding)
	Net assets	Shares outstanding	Net asset value per share (1)

Class A	$7,447,841	606,805	$12.27
Class B	771,089	62,824	12.27
Class C	803,719	65,482	12.27
Class F	636,539	51,861	12.27
Class 529-A	66,498	5,418	12.27
Class 529-B	15,265	1,244	12.27
Class 529-C	31,979	2,605	12.27
Class 529-E	4,092	333	12.27
Class 529-F	2,795	228	12.27
Class R-1	6,000	489	12.27
Class R-2	74,499	6,070	12.27
Class R-3	96,948	7,899	12.27
Class R-4	42,427	3,457	12.27
Class R-5	62,730	5,111	12.27

(1) Maximum offering price and redemption price per share were equal to the net asset value per share for all share classes, except for classes A and 529-A, for which the maximum offering prices per share were $12.75 for each.

See Notes to Financial Statements

Statement of operations
for the year ended September 30, 2005 (dollars in thousands)

Investment income:
Income:
Interest (net of non-U.S. withholding tax of $530; also includes $3,733 from affiliates)	$757,657
Dividends	12,011	$769,668

Fees and expenses:(1)
Investment advisory services	32,867
Distribution services	36,154
Transfer agent services	6,937
Administrative services	3,461
Reports to shareholders	358
Registration statement and prospectus	404
Postage, stationery and supplies	811
Trustees' compensation	62
Auditing and legal	110
Custodian	290
State and local taxes	118
Other	81
Total fees and expenses before reimbursements/waivers	81,653
Less reimbursement/waiver of fees and expenses:
Investment advisory services	2,473
Administrative services	268
Total fees and expenses after reimbursements/waivers		78,912
Net investment income		690,756

Net realized gain and unrealized depreciation on investments and non-U.S. currency:
Net realized gain on:
Investments (including $44,540 net gain from affiliates)	232,078
Non-U.S. currency transactions	5,145	237,223
Net unrealized (depreciation) appreciation on:
Investments	(234,827)
Non-U.S. currency translations	2,319	(232,508)
Net realized gain and unrealized depreciation on investments and non-U.S. currency		4,715
Net increase in net assets resulting from operations		$695,471

(1) Additional information related to class-specific fees and expenses is included in the Notes to Financial Statements.

See Notes to Financial Statements

Statements of changes in net assets (dollars in thousands)

	Year ended September 30
	2005	2004
Operations:
Net investment income	$690,756	$638,825
Net realized gain on investments and
non-U.S. currency transactions	237,223	75,234
Net unrealized (depreciation) appreciation
on investments and non-U.S. currency translations	(232,508)	164,287
Net increase in net assets
resulting from operations	695,471	878,346

Dividends paid or accrued to shareholders from net investment income	(694,615)	(614,168)

Capital share transactions	664,719	751,870

Total increase in net assets	665,575	1,016,048

Net assets:
Beginning of year	9,396,846	8,380,798
End of year (including undistributed
net investment income: $49,132 and $25,548, respectively)	$10,062,421	$9,396,846

See Notes to Financial Statements

Notes to financial statements

1.	Organization and significant accounting policies

Organization - American High-Income Trust (the "fund") is registered under the Investment Company Act of 1940 as an open-end, diversified management investment company. The fund seeks a high level of current income and, secondarily, capital appreciation through a diversified, carefully supervised portfolio consisting primarily of lower rated, higher risk corporate bonds.

The fund offers 14 share classes consisting of four retail share classes, five CollegeAmerica®  savings plan share classes and five retirement plan share classes. The CollegeAmerica savings plan share classes (529-A, 529-B, 529-C, 529-E and 529-F) can be utilized to save for college education. The five retirement plan share classes (R-1, R-2, R-3, R-4 and R-5) are sold without any sales charges and do not carry any conversion rights. The fund’s share classes are described below:

Share class	Initial sales charge	Contingent deferred sales charge upon redemption	Conversion feature
Classes A and 529-A	Up to 3.75%	None (except 1% for certain redemptions within one year of purchase without an initial sales charge)	None
Classes B and 529-B	None	Declines from 5% to 0% for redemptions within six years of purchase	Classes B and 529-B convert to classes A and 529-A, respectively, after eight years
Class C	None	1% for redemptions within one year of purchase	Class C converts to Class F after 10 years
Class 529-C	None	1% for redemptions within one year of purchase	None
Class 529-E	None	None	None
Classes F and 529-F	None	None	None
Classes R-1, R-2, R-3, R-4 and R-5	None	None	None

Holders of all share classes have equal pro rata rights to assets, dividends and liquidation proceeds. Each share class has identical voting rights, except for the exclusive right to vote on matters affecting only its class. Share classes have different fees and expenses ("class-specific fees and expenses"), primarily due to different arrangements for distribution, administrative and shareholder services. Differences in class-specific fees and expenses will result in differences in net investment income and, therefore, the payment of different per-share dividends by each class.

Significant accounting policies - The financial statements have been prepared to comply with accounting principles generally accepted in the United States of America. These principles require management to make estimates and assumptions that affect reported amounts and disclosures. Actual results could differ from those estimates. The following is a summary of the significant accounting policies followed by the fund:

Security valuation - Equity securities are valued at the official closing price of, or the last reported sale price on, the exchange or market on which such securities are traded, as of the close of business on the day the securities are being valued or, lacking any sales, at the last available bid price. Prices for each security are taken from the principal exchange or market in which the security trades. Fixed-income securities, including short-term securities purchased with more than 60 days left to maturity, are valued at prices obtained from an independent pricing service when such prices are available. However, where the investment adviser deems it appropriate, such securities will be valued at the mean quoted bid and asked prices (or bid prices, if asked prices are not available) or at prices for securities of comparable maturity, quality and type. Securities with both fixed-income and equity characteristics, or equity securities traded principally among fixed-income dealers, are valued in the manner described above for either equity or fixed-income securities, depending on which method is deemed most appropriate by the investment adviser. Short-term securities purchased within 60 days to maturity are valued at amortized cost, which approximates market value. The value of short-term securities originally purchased with maturities greater than 60 days is determined based on an amortized value to par when they reach 60 days or less remaining to maturity. The ability of the issuers of the debt securities held by the fund to meet their obligations may be affected by economic developments in a specific industry, state or region. Forward currency contracts are valued at the mean of representative quoted bid and asked prices. Securities and other assets for which representative market quotations are not readily available are fair valued as determined in good faith under procedures adopted by authority of the fund's Board of Trustees. Various factors may be reviewed in order to make a good faith determination of a security’s fair value. These factors include, but are not limited to, the type and cost of the security; contractual or legal restrictions on resale of the security; relevant financial or business developments of the issuer; actively traded similar or related securities; conversion or exchange rights on the security; related corporate actions; significant events occurring after the close of trading in the security; and changes in overall market conditions.

Security transactions and related investment income - Security transactions are recorded by the fund as of the date the trades are executed with brokers. Realized gains and losses from security transactions are determined based on the specific identified cost of the securities. In the event a security is purchased with a delayed payment date, the fund will segregate liquid assets sufficient to meet its payment obligations. Dividend income is recognized on the ex-dividend date and interest income is recognized on an accrual basis. Market discounts, premiums and original issue discounts on fixed-income securities are amortized daily over the expected life of the security.

Class allocations - Income, fees and expenses (other than class-specific fees and expenses) are allocated daily among the various share classes based on the relative value of their settled shares. Realized and unrealized gains and losses are allocated daily among the various share classes based on their relative net assets. Class-specific fees and expenses, such as distribution, administrative and shareholder services, are charged directly to the respective share class.

Dividends and distributions to shareholders - Dividends paid to shareholders are declared daily from net investment income and are paid to shareholders monthly. Distributions paid to shareholders are recorded on the ex-dividend date.

Non-U.S. currency translation - Assets and liabilities, including investment securities, denominated in non-U.S. currencies are translated into U.S. dollars at the exchange rates in effect at the end of the reporting period. Purchases and sales of investment securities and income and expenses are translated into U.S. dollars at the exchange rates on the dates of such transactions. In the accompanying financial statements, the effects of changes in non-U.S. exchange rates on investment securities are included with the net realized gain or loss and net unrealized appreciation or depreciation on investments. The realized gain or loss and unrealized appreciation or depreciation resulting from all other transactions denominated in non-U.S. currencies are disclosed separately.

Forward currency contracts - The fund may enter into forward currency contracts, which represent agreements to exchange non-U.S. currencies on specific future dates at predetermined rates. The fund enters into these contracts to manage its exposure to changes in non-U.S. exchange rates arising from investments denominated in non-U.S. currencies. Upon entering into these contracts, risks may arise from the potential inability of counterparties to meet the terms of their contracts and from possible movements in non-U.S. exchange rates. Due to these risks, the fund could incur losses up to the entire contract amount, which may exceed the net unrealized value shown on the accompanying financial statements. On a daily basis, the fund values forward currency contracts based on the applicable exchange rates and records unrealized gains or losses. The fund records realized gains or losses at the time the forward contract is closed or offset by another contract with the same broker for the same settlement date and currency.

2.	Non-U.S. investments

Investment risk - The risks of investing in securities of non-U.S. issuers may include, but are not limited to, investment and repatriation restrictions; revaluation of currencies; adverse political, social and economic developments; government involvement in the private sector; limited and less reliable investor information; lack of liquidity; certain local tax law considerations; and limited regulation of the securities markets.

Taxation - Dividend and interest income is recorded net of non-U.S. withholding taxes paid. Realized and unrealized gains on securities in certain countries are subject to non-U.S. taxes. The fund records a liability based on realized and unrealized gains to provide for potential non-U.S. taxes payable on these securities. For the year ended September 30, 2005, non-U.S. withholding taxes paid on realized and unrealized gains were $313,000. In addition, as of September 30, 2005, the liability for non-U.S. taxes based on realized and unrealized gains was $211,000.

3. Federal income taxation and distributions

The fund complies with the requirements under Subchapter M of the Internal Revenue Code applicable to mutual funds and intends to distribute substantially all of its net taxable income and net capital gains each year. The fund is not subject to income taxes to the extent such distributions are made.

Distributions - Distributions paid to shareholders are based on net investment income and net realized gains determined on a tax basis, which may differ from net investment income and net realized gains for financial reporting purposes. These differences are due primarily to differing treatment for items such as non-U.S. currency gains and losses; short-term capital gains and losses; capital losses related to sales of certain securities within 30 days of purchase; unrealized appreciation of certain investments in non-U.S. securities; deferred expenses; cost of investments sold; paydowns on investments; and net capital losses. The fiscal year in which amounts are distributed may differ from the year in which the net investment income and net realized gains are recorded by the fund for financial reporting purposes. As of September 30, 2005, the cost of investment securities, excluding forward currency contracts, for federal income tax purposes was $9,684,233,000.

During the year ended September 30, 2005, the fund reclassified $27,443,000 to undistributed net investment income and $16,000 to capital paid in on shares of beneficial interest from undistributed net realized gain to align financial reporting with tax reporting.

As of September 30, 2005, the components of distributable earnings on a tax basis were as follows (dollars in thousands):

Undistributed net investment income and non-U.S. currency gains	$60,277
Short-term capital loss deferrals	(245,387)
Gross unrealized appreciation on investment securities	531,855
Gross unrealized depreciation on investment securities	(291,456)
Net unrealized appreciation on investment securities	240,399

Undistributed net investment income and currency gains above include currency losses of $874,000 that were realized during the period November 1, 2003, through September 30, 2004. Short-term capital loss deferrals above include a capital loss carryforward of $245,387,000 expiring in 2011. These numbers reflect the utilization of a capital loss carryforward of $215,871,000 during the year ended September 30, 2005. The remaining capital loss carryforward will be used to offset any capital gains realized by the fund in future years through the expiration date. The fund will not make distributions from capital gains while capital loss carryforwards remain. During the year ended September 30, 2005, the fund realized, on a tax basis, a net capital gain of $215,871,000.

Ordinary income distributions paid or accrued to shareholders from net investment income and non-U.S. currency gains were as follows (dollars in thousands):

	Year ended September 30
Share class	2005	2004
Class A	$523,835	$464,208
Class B	51,233	48,283
Class C	52,182	50,116
Class F	42,973	36,395
Class 529-A	4,127	2,700
Class 529-B	879	603
Class 529-C	1,818	1,260
Class 529-E	240	150
Class 529-F	176	106
Class R-1	301	146
Class R-2	3,992	1,818
Class R-3	5,166	2,365
Class R-4	2,449	1,061
Class R-5	5,244	4,957
Total	$694,615	$614,168

4. Fees and transactions with related parties

Capital Research and Management Company ("CRMC"), the fund’s investment adviser, is the parent company of American Funds Service Company ("AFS"), the fund’s transfer agent, and American Funds Distributors, Inc. ("AFD"), the principal underwriter of the fund’s shares.

Investment advisory services - The Investment Advisory and Service Agreement with CRMC provides for monthly fees accrued daily. These fees are based on a declining series of annual rates beginning with 0.30% on the first $60 million of daily net assets and decreasing to 0.14% on such assets in excess of $10 billion. The agreement also provides for monthly fees, accrued daily, based on a declining series of rates beginning with 3.00% on the first $8,333,333 of the fund's monthly gross income and decreasing to 1.50% on such income in excess of $50,000,000. CRMC is currently waiving a portion of investment advisory services fees. At the beginning of the period, CRMC waived 5% of these fees and increased the waiver to 10% on April 1, 2005. During the year ended September 30, 2005, total investment advisory services fees waived by CRMC were $2,473,000. As a result, the fee shown on the accompanying financial statements of $32,867,000, which was equivalent to an annualized rate of 0.334%, was reduced to $30,394,000, or 0.309% of average daily net assets.

Class-specific fees and expenses - Expenses that are specific to individual share classes are accrued directly to the respective share class. The principal class-specific fees and expenses are described below:

Distribution services - The fund has adopted plans of distribution for all share classes, except Class R-5. Under the plans, the Board of Trustees approves certain categories of expenses that are used to finance activities primarily intended to sell fund shares and service existing accounts. The plans provide for payments, based on an annualized percentage of average daily net assets, ranging from 0.30% to 1.00% as noted below. In some cases, the Board of Trustees has limited the amounts that may be paid to less than the maximum allowed by the plans. All share classes may use up to 0.25% of average daily net assets to pay service fees, or to compensate AFD for paying service fees, to firms that have entered into agreements with AFD for providing certain shareholder services. The remaining amounts available to be paid under each plan are paid to selling dealers to compensate them for their selling activities.

For classes A and 529-A, the Board of Trustees has also approved the reimbursement of dealer and wholesaler commissions paid by AFD for certain shares sold without a sales charge. These classes reimburse AFD for amounts billed within the prior 15 months but only to the extent that the overall annual expense limit of 0.30% is not exceeded. As of September 30, 2005, there were no unreimbursed expenses subject to reimbursement for classes A or 529-A.

Share class	Currently approved limits	Plan limits
Class A	0.30%	0.30%
Class 529-A	0.30	0.50
Classes B and 529-B	1.00	1.00
Classes C, 529-C and R-1	1.00	1.00
Class R-2	0.75	1.00
Classes 529-E and R-3	0.50	0.75
Classes F, 529-F and R-4	0.25	0.50

Transfer agent services - The fund has a transfer agent agreement with AFS for classes A and B. Under this agreement, these share classes compensate AFS for transfer agent services including shareholder recordkeeping, communications and transaction processing. AFS is also compensated for certain transfer agent services provided to all other share classes from the administrative services fees paid to CRMC described below.

Administrative services - The fund has an administrative services agreement with CRMC to provide transfer agent and other related shareholder services for all share classes other than classes A and B. Each relevant share class pays CRMC annual fees up to 0.15% (0.10% for Class R-5) based on its respective average daily net assets. Each relevant share class also pays AFS additional amounts for certain transfer agent services. CRMC and AFS may use these fees to compensate third parties for performing these services. CRMC has agreed to pay AFS on the fund's behalf for a portion of the transfer agent services fees for some of the retirement plan share classes. For the year ended September 30, 2005, the total administrative services fees paid by CRMC were $3,000, $263,000 and $2,000 for classes R-1, R-2 and R-3, respectively. Administrative services fees are presented gross of any payments made by CRMC. Each 529 share class is subject to an additional annual administrative services fee of 0.10% of its respective average daily net assets; this fee is payable to the Commonwealth of Virginia for the maintenance of the CollegeAmerica plan. Although these amounts are included with administrative services fees on the accompanying financial statements, the Commonwealth of Virginia is not considered a related party.

Expenses under the agreements described on the previous page for the year ended September 30, 2005, were as follows (dollars in thousands):

Share class	Distribution services	Transfer agent services	Administrative services
			CRMC administrative services	Transfer agent services	Commonwealth of Virginia administrative services
Class A	$17,033	$6,189	Not applicable	Not applicable	Not applicable
Class B	7,954	748	Not applicable	Not applicable	Not applicable
Class C	8,128	Included in administrative services	$1,141	$194	Not applicable
Class F	1,509		810	155	Not applicable
Class 529-A	100		75	10	$58
Class 529-B	140		18	8	14
Class 529-C	290		37	13	29
Class 529-E	17		5	1	4
Class 529-F	3		3	-*	2
Class R-1	48		7	5	Not applicable
Class R-2	471		94	431	Not applicable
Class R-3	383		112	104	Not applicable
Class R-4	78		50	7	Not applicable
Class R-5	Not applicable		71	3	Not applicable
Total	$36,154	$6,937	$2,423	$931	$107

* Amount less than one thousand.

Deferred Trustees’ compensation - Since the adoption of the deferred compensation plan in 1993, Trustees who are unaffiliated with CRMC may elect to defer the cash payment of part or all of their compensation. These deferred amounts, which remain as liabilities of the fund, are treated as if invested in shares of the fund or other American Funds. These amounts represent general, unsecured liabilities of the fund and vary according to the total returns of the selected funds. Trustees’ compensation of $62,000, shown on the accompanying financial statements, includes $46,000 in current fees (either paid in cash or deferred) and a net increase of $16,000 in the value of the deferred amounts.

Affiliated officers and Trustees - Officers and certain Trustees of the fund are or may be considered to be affiliated with CRMC, AFS and AFD. No affiliated officers or Trustees received any compensation directly from the fund.

5. Capital share transactions

Capital share transactions in the fund were as follows (dollars and shares in thousands):

Share class	Sales(1)		Reinvestments of dividends		Repurchases(1)		Net increase (decrease)
	Amount	Shares	Amount	Shares	Amount	Shares	Amount	Shares
Year ended September 30, 2005
Class A	$1,717,183	138,578	$406,479	32,844	$(1,596,907)	(129,264)	$526,755	42,158
Class B	98,256	7,936	34,967	2,824	(157,417)	(12,748)	(24,194)	(1,988)
Class C	192,388	15,519	36,227	2,926	(236,808)	(19,190)	(8,193)	(745)
Class F	313,820	25,362	31,571	2,550	(286,463)	(23,196)	58,928	4,716
Class 529-A	21,884	1,765	4,106	332	(6,883)	(557)	19,107	1,540
Class 529-B	2,891	233	876	71	(802)	(64)	2,965	240
Class 529-C	9,408	759	1,809	146	(4,153)	(336)	7,064	569
Class 529-E	1,309	106	239	19	(317)	(26)	1,231	99
Class 529-F	944	76	174	14	(378)	(30)	740	60
Class R-1	3,243	261	298	24	(868)	(70)	2,673	215
Class R-2	45,263	3,652	3,965	321	(18,208)	(1,476)	31,020	2,497
Class R-3	81,319	6,577	5,107	413	(47,837)	(3,844)	38,589	3,146
Class R-4	35,411	2,847	2,410	195	(18,452)	(1,500)	19,369	1,542
Class R-5	20,105	1,623	3,958	320	(35,398)	(2,867)	(11,335)	(924)

Total net increase (decrease)	$2,543,424	205,294	$532,186	42,999	$(2,410,891)	(195,168)	$664,719	53,125

Year ended September 30, 2004
Class A	$1,862,662	152,602	$359,214	29,474	$(1,731,964)	(142,224)	$489,912	39,852
Class B	167,188	13,713	33,715	2,766	(165,278)	(13,595)	35,625	2,884
Class C	272,859	22,356	35,669	2,926	(292,482)	(24,036)	16,046	1,246
Class F	376,997	30,929	26,986	2,214	(312,222)	(25,587)	91,761	7,556
Class 529-A	20,309	1,663	2,696	221	(4,860)	(398)	18,145	1,486
Class 529-B	4,872	399	601	49	(630)	(52)	4,843	396
Class 529-C	10,770	882	1,253	103	(3,804)	(312)	8,219	673
Class 529-E	1,398	115	149	12	(274)	(23)	1,273	104
Class 529-F	1,069	88	105	9	(168)	(14)	1,006	83
Class R-1	2,961	244	144	12	(901)	(74)	2,204	182
Class R-2	37,305	3,059	1,799	148	(10,667)	(875)	28,437	2,332
Class R-3	53,552	4,384	2,343	193	(12,081)	(993)	43,814	3,584
Class R-4	18,450	1,510	1,056	87	(5,080)	(418)	14,426	1,179
Class R-5	30,926	2,547	3,159	259	(37,926)	(3,102)	(3,841)	(296)

Total net increase (decrease)	$2,861,318	234,491	$468,889	38,473	$(2,578,337)	(211,703)	$751,870	61,261

(1) Includes exchanges between share classes of the fund.

6. Forward currency contracts

As of September 30, 2005, the fund had outstanding forward currency contracts to sell non-U.S. currencies as follows (dollars in thousands):

U.S. valuations at September 30, 2005
Non-U.S. currency contracts	Contract amount			Unrealized
			Amount	appreciation
	Non-U.S.	U.S.
Sales:
Euros expiring 10/5/2005 to 5/10/2006	€76,609	$94,427	$92,458	$1,969

7. Investment transactions and other disclosures

The fund made purchases and sales of investment securities, excluding short-term securities, of $4,224,542,000 and $3,658,377,000, respectively, during the year ended September 30, 2005.

The fund receives a reduction in its custodian fee equal to the amount of interest calculated on certain cash balances held at the custodian bank. For the year ended September 30, 2005, the custodian fee of $290,000, shown on the accompanying financial statements, includes $281,000 that was offset by this reduction, rather than paid in cash.

CollegeAmerica is a registered trademark of and sponsored by the Virginia College Savings Plan.SM

Financial highlights (1)

	Income (loss) from investment operations(2)

	Net asset value, beginning of period	Net investment income	Net gains (losses) on securities (both realized and unrealized)	Total from investment operations	Dividends (from net investment income)	Net asset value, end of period	Total return (3)	Net assets, end of period (in millions)	Ratio of expenses to average net assets before reimbursements/waivers	Ratio of expenses to average net assets after reimbursements/waivers (4)	Ratio of net income to average net assets

Class A:
Year ended 9/30/2005	$12.26	$.89	$.01	$.90	$(.89)	$12.27	7.54%	$7,448.68%		.65%	7.17%
Year ended 9/30/2004	11.88	.87	.35	1.22	(.84)	12.26	10.57	6,920.67		.67	7.19
Year ended 9/30/2003	9.62	.93	2.25	3.18	(.92)	11.88	34.30	6,235.75		.75	8.49
Year ended 9/30/2002	11.27	1.08	(1.65)	(.57)	(1.08)	9.62	(5.88)	3,327.88		.88	9.99
Year ended 9/30/2001	12.93	1.20	(1.61)	(.41)	(1.25)	11.27	(3.44)	2,936.83		.83	9.75
Class B:
Year ended 9/30/2005	12.26	.80	.01	.81	(.80)	12.27	6.72	771	1.45	1.43	6.39
Year ended 9/30/2004	11.88	.78	.35	1.13	(.75)	12.26	9.71	794	1.46	1.46	6.40
Year ended 9/30/2003	9.62	.84	2.25	3.09	(.83)	11.88	33.28	736	1.51	1.51	7.63
Year ended 9/30/2002	11.27	1.00	(1.65)	(.65)	(1.00)	9.62	(6.57)	294	1.59	1.59	9.28
Year ended 9/30/2001	12.93	1.10	(1.61)	(.51)	(1.15)	11.27	(4.17)	123	1.57	1.57	8.75
Class C:
Year ended 9/30/2005	12.26	.79	.01	.80	(.79)	12.27	6.65	804	1.51	1.49	6.32
Year ended 9/30/2004	11.88	.77	.35	1.12	(.74)	12.26	9.62	812	1.54	1.54	6.31
Year ended 9/30/2003	9.62	.83	2.25	3.08	(.82)	11.88	33.17	772	1.60	1.60	7.49
Year ended 9/30/2002	11.27	.99	(1.65)	(.66)	(.99)	9.62	(6.65)	262	1.67	1.67	9.21
Period from 3/15/2001 to 9/30/2001	12.48	.53	(1.15)	(.62)	(.59)	11.27	(5.11)	44	1.70 (5)	1.7 0(5)	8.54 (5)
Class F:
Year ended 9/30/2005	12.26	.88	.01	.89	(.88)	12.27	7.45	637.76		.74	7.07
Year ended 9/30/2004	11.88	.86	.35	1.21	(.83)	12.26	10.44	578.79		.78	7.05
Year ended 9/30/2003	9.62	.92	2.25	3.17	(.91)	11.88	34.17	470.84		.84	8.26
Year ended 9/30/2002	11.27	1.07	(1.65)	(.58)	(1.07)	9.62	(5.95)	156.93		.93	9.95
Period from 3/15/2001 to 9/30/2001	12.48	.57	(1.15)	(.58)	(.63)	11.27	(4.86)	32	0.93 (5)	0.93 (5)	9.32 (5)
Class 529-A:
Year ended 9/30/2005	12.26	.88	.01	.89	(.88)	12.27	7.44	66.77		.75	7.09
Year ended 9/30/2004	11.88	.86	.35	1.21	(.83)	12.26	10.48	48.76		.76	7.12
Year ended 9/30/2003	9.62	.92	2.25	3.17	(.91)	11.88	34.17	28.77		.77	8.36
Period from 2/19/2002 to 9/30/2002	11.37	.65	(1.76)	(1.11)	(.64)	9.62	(10.11)	7	1.07 (5)	1.07 (5)	10.4 0(5)
Class 529-B:
Year ended 9/30/2005	12.26	.77	.01	.78	(.77)	12.27	6.52	15	1.64	1.61	6.22
Year ended 9/30/2004	11.88	.75	.35	1.10	(.72)	12.26	9.47	12	1.67	1.67	6.20
Year ended 9/30/2003	9.62	.82	2.25	3.07	(.81)	11.88	33.01	7	1.73	1.73	7.36
Period from 2/25/2002 to 9/30/2002	11.23	.59	(1.63)	(1.04)	(.57)	9.62	(9.54)	2	1.82 (5)	1.82 (5)	9.67 (5)
Class 529-C:
Year ended 9/30/2005	12.26	.77	.01	.78	(.77)	12.27	6.53	32	1.63	1.60	6.23
Year ended 9/30/2004	11.88	.75	.35	1.10	(.72)	12.26	9.49	25	1.66	1.66	6.21
Year ended 9/30/2003	9.62	.82	2.25	3.07	(.81)	11.88	33.03	16	1.71	1.71	7.43
Period from 2/19/2002 to 9/30/2002	11.37	.60	(1.76)	(1.16)	(.59)	9.62	(10.52)	4	1.80 (5)	1.80 (5)	9.65 (5)
Class 529-E:
Year ended 9/30/2005	12.26	.84	.01	.85	(.84)	12.27	7.09	4	1.10	1.07	6.77
Year ended 9/30/2004	11.88	.82	.35	1.17	(.79)	12.26	10.06	3	1.13	1.13	6.75
Year ended 9/30/2003	9.62	.88	2.25	3.13	(.87)	11.88	33.73	2	1.18	1.18	7.94
Period from 3/15/2002 to 9/30/2002	11.57	.57	(1.96)	(1.39)	(.56)	9.62	(12.29)	- (6)	1.27 (5)	1.27 (5)	10.45 (5)
Class 529-F:
Year ended 9/30/2005	12.26	.88	.01	.89	(.88)	12.27	7.45	3.75		.72	7.13
Year ended 9/30/2004	11.88	.85	.35	1.20	(.82)	12.26	10.34	2.88		.88	6.99
Year ended 9/30/2003	9.62	.91	2.25	3.16	(.90)	11.88	34.06	1.92		.92	7.96
Period from 9/16/2002 to 9/30/2002	9.88	.08	(.30)	(.22)	(.04)	9.62	(2.23)	-(6)	.05	.05	.77
Class R-1:
Year ended 9/30/2005	$12.26	$.78	$.01	$.79	$(.78)	$12.27	6.61%	$6	1.61%	1.52%	6.35%
Year ended 9/30/2004	11.88	.76	.35	1.11	(.73)	12.26	9.59	3	1.68	1.56	6.32
Year ended 9/30/2003	9.62	.83	2.25	3.08	(.82)	11.88	33.16	1	2.01	1.60	7.20
Period from 7/11/2002 to 9/30/2002	10.00	.23	(.40)	(.17)	(.21)	9.62	(1.70)	-(5)	2.07	.38	2.32
Class R-2:
Year ended 9/30/2005	12.26	.79	.01	.80	(.79)	12.27	6.64	74	1.94	1.49	6.36
Year ended 9/30/2004	11.88	.77	.35	1.12	(.74)	12.26	9.63	44	2.10	1.53	6.36
Year ended 9/30/2003	9.62	.84	2.25	3.09	(.83)	11.88	33.21	15	2.31	1.57	7.34
Period from 6/18/2002 to 9/30/2002	10.76	.31	(1.18)	(.87)	(.27)	9.62	(8.05)	-(5)	.85	.48	3.17
Class R-3:
Year ended 9/30/2005	12.26	.84	.01	.85	(.84)	12.27	7.06	97	1.13	1.10	6.74
Year ended 9/30/2004	11.88	.82	.35	1.17	(.79)	12.26	10.05	58	1.15	1.14	6.76
Year ended 9/30/2003	9.62	.88	2.25	3.13	(.87)	11.88	33.71	14	1.28	1.18	7.74
Period from 6/21/2002 to 9/30/2002	10.60	.31	(1.01)	(.70)	(.28)	9.62	(6.63)	1.51		.36	3.21
Class R-4:
Year ended 9/30/2005	12.26	.88	.01	.89	(.88)	12.27	7.46	42.75		.72	7.14
Year ended 9/30/2004	11.88	.86	.35	1.21	(.83)	12.26	10.45	24.79		.78	7.11
Year ended 9/30/2003	9.62	.92	2.25	3.17	(.91)	11.88	34.17	9.86		.83	8.13
Period from 7/19/2002 to 9/30/2002	9.97	.22	(.38)	(.16)	(.19)	9.62	(1.58)	-(5)	9.55	.14	2.25
Class R-5:
Year ended 9/30/2005	12.26	.92	.01	.93	(.92)	12.27	7.78	63.46		.43	7.37
Year ended 9/30/2004	11.88	.90	.35	1.25	(.87)	12.26	10.80	74.47		.47	7.39
Year ended 9/30/2003	9.62	.95	2.25	3.20	(.94)	11.88	34.61	75.52		.52	8.77
Period from 5/15/2002 to 9/30/2002	11.30	.42	(1.70)	(1.28)	(.40)	9.62	(11.41)	42.23		.23	4.25

	Year ended September 30
	2005	2004	2003	2002	2001

Portfolio turnover rate for all classes of shares	39%	39%	41%	34%	44%

(1) Based on operations for the period shown (unless otherwise noted) and, accordingly, may not be representative of a full year.
(2) Based on average shares outstanding.
(3) Total returns exclude all sales charges, including contingent deferred sales charges.
(4) The ratios in this column reflect the impact, if any, of certain reimbursements/waivers from CRMC.
During some of the periods shown, CRMC reduced fees for investment advisory services for all share classes. In addition, during the start-up period for the retirement plan share classes (except Class R-5), CRMC agreed to pay a portion of the fees related to transfer agent services.
(5) Annualized.
(6) Amount less than $1 million.

See Notes to Financial Statements

Report of independent registered public accounting firm

To the Shareholders and Board of Trustees of American High-Income Trust:

We have audited the accompanying statement of assets and liabilities of American High-Income Trust (the “Fund”), including the summary investment portfolio, as of September 30, 2005, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the periods presented. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of September 30, 2005, by correspondence with the custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of American High-Income Trust as of September 30, 2005, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the periods presented, in conformity with accounting principles generally accepted in the United States of America.

Deloitte & Touche LLP
Costa Mesa, California
November 9, 2005

Tax information                                                                                                         unaudited

We are required to advise you within 60 days of the fund’s fiscal year-end regarding the federal tax status of certain distributions received by shareholders during such fiscal year. The information below is provided for the fund’s fiscal year ended September 30, 2005.

Individual shareholders are eligible for reduced tax rates on qualified dividend income. The fund designates $4,307,000 of the dividends received as qualified dividend income.

Corporate shareholders may exclude up to 70% of qualifying dividends. The fund designates $4,738,000 of dividends received as qualified dividend income.

For state tax purposes, certain states may exempt from income taxation that portion of the income dividends paid by the fund that were derived from direct U.S. government obligations. The fund designates $3,654,000 as interest derived on direct U.S. government obligations.

Individual shareholders should refer to their Form 1099-DIV or other tax information, which will be mailed in January 2006, to determine the calendar year amounts to be included on their 2005 tax returns. Shareholders should consult their tax advisers.

Expense example                                                                                                                                          unaudited

As a shareholder of the fund, you incur two types of costs: (1) transaction costs such as initial sales charges on purchase payments and contingent deferred sales charges on redemptions (loads); and (2) ongoing costs, including management fees; distribution and service (12b-1) fees; and other expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the fund so you can compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (April 1, 2005, through September 30, 2005).

Actual expenses:

The first line of each share class in the table on the next page provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled "Expenses paid during period" to estimate the expenses you paid on your account during this period. There are some account fees that are charged to certain types of accounts, such as Individual Retirement Accounts and CollegeAmerica accounts (generally, a $10 fee is charged to set up the account and an additional $10 fee is charged to the account annually) that would increase the amount of expenses paid on your account. In addition, retirement plan participants may be subject to certain fees charged by the plan sponsor, and Class F and Class 529-F shareholders may be subject to fees charged by financial intermediaries, typically ranging from 0.75% to 1.50% of assets annually depending on services offered. You can estimate the impact of these fees by adding the amount of the fees to the total estimated expenses you paid on your account during the period as calculated above. In addition, your ending account value would also be lower by the amount of these fees.

Hypothetical example for comparison purposes:

The second line of each share class in the table on the next page provides information about hypothetical account values and hypothetical expenses based on the actual expense ratio for the share class and an assumed rate of return of 5.00% per year before expenses, which is not the actual return of the share class. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the fund and other funds. To do so, compare this 5.00% hypothetical example with the 5.00% hypothetical examples that appear in the shareholder reports of the other funds. There are some account fees that are charged to certain shareholders, such as Individual Retirement Accounts and CollegeAmerica accounts (generally, a $10 fee is charged to set up the account and an additional $10 fee is charged to the account annually) that would increase the amount of expenses paid on your account. In addition, retirement plan participants may be subject to certain fees charged by the plan sponsor, and Class F and Class 529-F shareholders may be subject to fees charged by financial intermediaries, typically ranging from 0.75% to 1.50% of assets annually depending on services offered. You can estimate the impact of these fees by adding the amount of the fees to the total estimated expenses you paid on your account during the period as calculated above. In addition, your ending account value would also be lower by the amount of these fees.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads). Therefore, the second line of each share class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning account value 4/1/2005	Ending account value 9/30/2005	Expenses paid during period [1]	Annualized expense ratio

Class A -- actual return	$1,000.00	$1,042.59	$3.33	.65%
Class A -- assumed 5% return	1,000.00	1,021.81	3.29	.65
Class B -- actual return	1,000.00	1,038.62	7.26	1.42
Class B -- assumed 5% return	1,000.00	1,017.95	7.18	1.42
Class C -- actual return	1,000.00	1,038.41	7.46	1.46
Class C -- assumed 5% return	1,000.00	1,017.75	7.38	1.46
Class F -- actual return	1,000.00	1,042.27	3.63	.71
Class F -- assumed 5% return	1,000.00	1,021.51	3.60	.71
Class 529-A -- actual return	1,000.00	1,042.14	3.74	.73
Class 529-A -- assumed 5% return	1,000.00	1,021.41	3.70	.73
Class 529-B -- actual return	1,000.00	1,037.73	8.07	1.58
Class 529-B -- assumed 5% return	1,000.00	1,017.15	7.99	1.58
Class 529-C -- actual return	1,000.00	1,037.79	8.02	1.57
Class 529-C -- assumed 5% return	1,000.00	1,017.20	7.94	1.57
Class 529-E -- actual return	1,000.00	1,040.58	5.32	1.04
Class 529-E -- assumed 5% return	1,000.00	1,019.85	5.27	1.04
Class 529-F -- actual return	1,000.00	1,042.83	3.07	.60
Class 529-F -- assumed 5% return	1,000.00	1,022.06	3.04	.60
Class R-1 -- actual return	1,000.00	1,038.15	7.72	1.51
Class R-1 -- assumed 5% return	1,000.00	1,017.50	7.64	1.51
Class R-2 -- actual return	1,000.00	1,038.26	7.56	1.48
Class R-2 -- assumed 5% return	1,000.00	1,017.65	7.49	1.48
Class R-3 -- actual return	1,000.00	1,040.29	5.58	1.09
Class R-3 -- assumed 5% return	1,000.00	1,019.60	5.52	1.09
Class R-4 -- actual return	1,000.00	1,042.37	3.53	.69
Class R-4 -- assumed 5% return	1,000.00	1,021.61	3.50	.69
Class R-5 -- actual return	1,000.00	1,043.79	2.15	.42
Class R-5 -- assumed 5% return	1,000.00	1,022.96	2.13	.42

[1] Expenses are equal to the annualized expense ratio, multiplied by the average account value over the period, multiplied by the number of days in the period (183), and divided by 365 (to reflect the one-half year period).

Approval of renewal of Investment Advisory and Service Agreement

The fund’s Board members have approved the renewal of the fund’s Investment Advisory and Service Agreement (the “agreement”) with Capital Research and Management Company (“CRMC”) for an additional one-year term through October 31, 2006. The renewal of the agreement was approved by the Board following the recommendation of the fund’s Contracts Committee (the “committee”), which comprises all of the fund’s independent Board members. The information, material facts and conclusions that formed the basis for the committee’s recommendation and the Board’s subsequent approval are described below.

1. Information received

Materials reviewed — During the course of each year, the independent Board members receive a wide variety of materials relating to the services provided by CRMC, including reports on the fund’s investment results, portfolio composition, portfolio trading practices, shareholder services and other information relating to the nature, extent and quality of services provided by CRMC to the fund. In addition, the committee requests and reviews supplementary information that includes extensive materials regarding the fund’s investment results, advisory fee and expense comparisons (including comparisons to advisory fees charged by an affiliate of CRMC to institutional clients), financial and profitability information regarding CRMC, descriptions of various functions such as compliance monitoring and portfolio trading practices, and information about the personnel providing investment management and administrative services to the fund.

Review process — The committee received assistance and advice regarding legal and industry standards from independent counsel to the independent Board members. The committee discussed the renewal of the agreement with CRMC representatives and in a private session with independent legal counsel at which no representatives of CRMC were present. In deciding to recommend the renewal of the agreement, the committee did not identify any single or particular piece of information that, in isolation, was the controlling factor. This summary describes the most important, but not all, of the factors considered by the Board and the committee.

2. Nature, extent and quality of services

CRMC, its personnel and its resources — The Board and the committee considered the depth and quality of CRMC’s investment management process, including its global research capabilities; the experience, capability and integrity of its senior management and other personnel; the low turnover rates of its key personnel; the overall financial strength and stability of its organization; and the ability of its organizational structure to address the recent growth in assets under management. The Board and the committee also considered that CRMC made available to its investment professionals a variety of resources and systems relating to investment management, compliance, trading, results and portfolio accounting. They considered CRMC’s commitment to investing in information technology supporting investment management and compliance. They further considered CRMC’s continuing need to attract and retain qualified personnel and to maintain and enhance its resources and systems.

Other services — The Board and the committee considered CRMC’s policies, procedures and systems to ensure compliance with applicable laws and regulations and its commitment to these programs; its efforts to keep the Board members informed; and its attention to matters that may involve conflicts of interest with the fund. The Board and the committee also considered the nature, extent, quality and cost of administrative, distribution and shareholder services provided by CRMC to the fund under the agreement and other agreements, including the information technology, legal, and fund accounting and treasury functions.

The Board and the committee concluded that the nature, extent and quality of the services provided by CRMC have benefited and will continue to benefit the fund and its shareholders.

3. Investment results

The Board and committee considered the investment results of the fund in light of its primary objective of providing a high level of current income and its secondary objective of capital appreciation. They compared the fund’s total returns with the total returns of the Lipper High Current Yield Bond Funds Index (the Lipper category that includes the fund), the averages of the funds included in the index each year, and the total returns of the Credit Suisse First Boston High Yield Index.

The Board and the committee noted that for the seven months ended July 31, 2005, and the three-, five- and 10-year periods ended July 31, 2005, the fund’s investment results exceeded those of both indexes (except the Credit Suisse Index for the five-year period) and the averages of the comparable funds in the Lipper Index. The Board and the committee ultimately concluded that CRMC’s record in managing the fund indicates that its continued management will benefit the fund and its shareholders.

4. Advisory fees and total expenses

The Board and the committee compared the advisory fees and total expenses of the fund (each as a percentage of average net assets) with the median fee and expense levels of all other funds in the Lipper High Current Yield Bond Funds Index. The Board and the committee observed that the fund’s advisory fee and total expenses were well below the median fees and expenses for all such other funds for the entire 10-year period ended September 30, 2004. The Board and the committee also noted the complexwide 5% voluntary advisory fee waiver that CRMC put into effect during 2004, and the additional 5% advisory fee waiver implemented effective April 1, 2005. The Board and the committee concluded that the relatively low level of the fees charged by CRMC will benefit the fund and its shareholders.

The Board and the committee also reviewed information regarding the advisory fees paid by institutional clients of an affiliate of CRMC with similar investment mandates. They concluded that, although the fees paid by those clients generally were lower than those paid by American Funds, the differences appropriately reflected CRMC’s significantly greater responsibilities with respect to American Funds and the more comprehensive regulatory regime applicable to mutual funds.

5. Adviser costs, level of profits and economies of scale

The Board and the committee reviewed information regarding CRMC’s costs of providing services to American Funds, as well as the resulting level of profits to CRMC, noting that those results were comparable to the reported results of several large, publicly held investment management companies. The committee also received information during the past year regarding the structure and manner in which CRMC’s investment professionals were compensated and CRMC’s view of the relationship of such compensation to the attraction and retention of quality personnel. The Board and the committee considered CRMC’s willingness to invest in technology, infrastructure and staff to reinforce and offer new services and to accommodate changing regulatory requirements. They further considered that breakpoints in the fund’s advisory fee structure provide for reductions in the level of fees charged by CRMC to the fund as fund assets and gross income increase, reflecting economies of scale in the cost of operations that are shared with fund shareholders. The Board and the committee concluded that the fund’s cost structure was reasonable and that CRMC was sharing economies of scale with the fund and its shareholders, to their benefit.

6. Ancillary benefits

The Board and the committee considered a variety of other benefits received by CRMC and its affiliates as a result of CRMC’s relationship with the fund and the other American Funds, including fees for administrative services provided to certain share classes; fees paid to CRMC’s affiliated transfer agent; sales charges and distribution fees received and retained by the fund’s principal underwriter, an affiliate of CRMC; and possible ancillary benefits to CRMC’s institutional management affiliate. The Board and the committee reviewed CRMC’s portfolio trading practices, noting that, while CRMC receives the benefit of research provided by broker-dealers executing portfolio transactions on behalf of the fund, it does not obtain third-party research or other services in return for allocating brokerage to such broker-dealers.

7. Conclusions

Based on their review, including their consideration of each of the factors referred to above, the Board and the committee concluded that the agreement is fair and reasonable to the fund and its shareholders, that the fund’s shareholders received reasonable value in return for the advisory fees and other amounts paid to CRMC by the fund, and that the renewal of the agreement was in the best interests of the fund and its shareholders.

Other share class results                                                                                                                   unaudited

Figures shown are past results and are not predictive of results in future periods. Current and future results may be lower or higher than those shown. Share prices and returns will vary, so investors may lose money. For the most current information and month-end results, visit americanfunds.com.

Class B, Class C, Class F and Class 529
Average annual total returns for periods ended September 30, 2005:	1 year	5 years	Life of class
Class B shares — first sold 3/15/00
Reflecting applicable contingent deferred sales charge (CDSC), maximum of 5%, payable only if shares are sold within six years of purchase	+1.72%	+6.63%	+6.09%
Not reflecting CDSC	+6.72%	+6.92%	+6.21%

Class C shares — first sold 3/15/01
Reflecting CDSC, maximum of 1%, payable only if shares are sold within one year of purchase	+5.65%	—	+7.33%
Not reflecting CDSC	+6.65%	—	+7.33%

Class F shares[1]— first sold 3/15/01
Not reflecting annual asset-based fee charged by sponsoring firm	+7.45%	—	+8.10%

Class 529-A shares[2]— first sold 2/19/02
Reflecting 3.75% maximum sales charge	+3.39%	—	+9.29%
Not reflecting maximum sales charge	+7.44%	—	+10.44%

Class 529-B shares[2]— first sold 2/25/02
Reflecting applicable CDSC, maximum of 5%, payable only if shares are sold within six years of purchase	+1.52%	—	+9.22%
Not reflecting CDSC	+6.52%	—	+9.88%

Class 529-C shares[2]— first sold 2/19/02
Reflecting CDSC, maximum of 1%, payable only if shares are sold within one year of purchase	+5.53%	—	+9.51%
Not reflecting CDSC	+6.53%	—	+9.51%

Class 529-E shares[1,2] — first sold 3/15/02	+7.09%	—	+9.57%

Class 529-F shares[1,2] — first sold 9/16/02
Not reflecting annual asset-based fee charged by sponsoring firm	+7.45%	—	+15.61%

The fund’s investment adviser waived 5% of its management fees from September 1, 2004, through March 31, 2005, and increased the waiver to 10% on April 1, 2005. Fund results shown reflect the waiver, without which they would have been lower. Please see the Financial Highlights table on page 23 for details.

1 These shares are sold without any initial or contingent deferred sales charge.
2 Results shown do not reflect the $10 initial account setup fee and an annual $10 account maintenance fee.

Board of Trustees

“Non-interested” Trustees
	Year first elected a Trustee of the fund[1]

Name and age		Principal occupation(s) during past five years

Ambassador	1999	Corporate director and author; former U.S.
Richard G. Capen, Jr., 71		Ambassador to Spain; former Vice Chairman, Knight-Ridder, Inc. (communications company); former Chairman and Publisher, The Miami Herald

H. Frederick Christie, 72	1987	Private investor; former President and CEO, The Mission Group (non-utility holding company, subsidiary of Southern California Edison Company)

Diane C. Creel, 57	1994	Chairman of the Board and CEO, Ecovation, Inc. (organic waste management)

Martin Fenton, 70	1989	Chairman of the Board and CEO, Senior Resource
Chairman of the Board		Group LLC (development and management of senior
(Independent and		living communities)
Non-Executive)

Leonard R. Fuller, 59	1994	President and CEO, Fuller Consulting (financial management consulting firm)

R. Clark Hooper, 59	2005	President, Dumbarton Group LLC (consulting); former Executive Vice President — Policy and Oversight, NASD

Richard G. Newman, 71	1991	Chairman of the Board, AECOM Technology Corporation (engineering, consulting and professional technical services)

Frank M. Sanchez, 62	1999	Principal, The Sanchez Family Corporation dba McDonald’s Restaurants (McDonald’s licensee)

“Non-interested” Trustees

	Number of portfolios in fund complex[2] overseen by Trustee

Name and age		Other directorships[3] held by Trustee

Ambassador Richard G. Capen, Jr., 71	14	Carnival Corporation

H. Frederick Christie, 72	19	Ducommun Incorporated; IHOP Corporation; Southwest Water Company

Diane C. Creel, 57	12	Allegheny Technologies; BF Goodrich; Foster Wheeler Ltd.; Teledyne Technologies

Martin Fenton, 70	16	None
Chairman of the Board
(Independent and
Non-Executive)

Leonard R. Fuller, 59	14	None

R. Clark Hooper, 59	15	None

Richard G. Newman, 71	13	Sempra Energy; Southwest Water Company

Frank M. Sanchez, 62	12	None

"Interested" Trustees[4]

	Year first elected
	a Trustee	Principal occupation(s) during past five years and
Name, age and	or officer	positions held with affiliated entities or the
position with fund	of the fund[1]	principal underwriter of the fund.

Abner D. Goldstine, 75	1987	Senior Vice President and Director, Capital Research
Vice Chairman of the Board		and Management Company

Paul G. Haaga, Jr., 56	1987	Executive Vice President and Director, Capital
Vice Chairman of the Board		Research and Management Company; Director, The Capital Group Companies, Inc.[5]

David C. Barclay, 49	1995	Senior Vice President, Capital Research and
President		Management Company; Director, The Capital Group Companies, Inc.[5]

“Interested” Trustees[4]

	Number of
	portfolios
	in fund
	complex[2]
Name, age and	overseen by
position with fund	Trustee	Other directorships[3] held by Trustee

Abner D. Goldstine, 75	12	None
Vice Chairman of the Board

Paul G. Haaga, Jr., 56	16	None
Vice Chairman of the Board

David C. Barclay, 49	1	None
President

The statement of additional information includes additional information about fund Trustees and is available without charge upon request by calling American Funds Service Company at 800/421-0180. The address for all Trustees and officers of the fund is 333 South Hope Street, Los Angeles, CA 90071, Attention: Fund Secretary.

1 Trustees and officers of the fund serve until their resignation, removal or retirement.
2 Capital Research and Management Company manages the American Funds, consisting of 29 funds. Capital Research and Management Company also manages American Funds Insurance Series,® which serves as the underlying investment vehicle for certain variable insurance contracts, and Endowments, whose shareholders are limited to certain nonprofit organizations.
3 This includes all directorships (other than those in the American Funds) that are held by each Trustee as a director of a public company or a registered investment company.
4 “Interested persons” within the meaning of the 1940 Act, on the basis of their affiliation with the fund’s investment adviser, Capital Research and Management Company, or affiliated entities (including the fund’s principal underwriter).
5 Company affiliated with Capital Research and Management Company.

Other officers

	Year first
	elected an	Principal occupation(s) during past five years
Name, age and	officer	and positions held with affiliated entities or the
position with fund	of the fund[1]	principal underwriter of the fund

Susan M. Tolson, 43	1997	Senior Vice President, Capital Research Company[2]
Senior Vice President

Jennifer L. Hinman, 47	2001	Vice President and Director, Capital Research
Vice President		Company;[2] Director, Capital International Research, Inc.[2]

Kristine M. Nishiyama, 35	2003	Vice President and Counsel — Fund Business
Vice President		Management Group, Capital Research and Management Company; Vice President and Counsel, Capital Bank and Trust Company[2]

Julie F. Williams, 57	1987	Vice President — Fund Business Management
Secretary		Group, Capital Research and Management Company

Susi M. Silverman, 35	2001	Vice President — Fund Business Management
Treasurer		Group, Capital Research and Management Company

Kimberly S. Verdick, 41	1994	Assistant Vice President — Fund Business
Assistant Secretary		Management Group, Capital Research and
		Management Company

Sharon G. Moseley, 37	2003	Vice President — Fund Business Management
Assistant Treasurer		Group, Capital Research and Management Company

1 Trustees and officers of the fund serve until their resignation, removal or retirement.
2 Company affiliated with Capital Research and Management Company.

Offices of the fund and of the
investment adviser
Capital Research and Management Company
333 South Hope Street
Los Angeles, CA 90071-1406

135 South State College Boulevard
Brea, CA 92821-5823

Transfer agent for shareholder accounts
American Funds Service Company
(Please write to the address nearest you.)

P.O. Box 25065
Santa Ana, CA 92799-5065

P.O. Box 659522
San Antonio, TX 78265-9522

P.O. Box 6007
Indianapolis, IN 46206-6007

P.O. Box 2280
Norfolk, VA 23501-2280

Custodian of assets
JPMorgan Chase Bank
270 Park Avenue
New York, NY 10017-2070

Counsel
Paul, Hastings, Janofsky & Walker LLP
515 South Flower Street
Los Angeles, CA 90071-2228

Independent registered public
accounting firm
Deloitte & Touche LLP
695 Town Center Drive
Suite 1200
Costa Mesa, CA 92626-7188

Principal underwriter
American Funds Distributors, Inc.
333 South Hope Street
Los Angeles, CA 90071-1406

There are several ways to invest in American High-Income Trust. Class A shares are subject to a 3.75% maximum up-front sales charge that declines for accounts (and aggregated investments) of $100,000 or more and is eliminated for purchases of $1 million or more. Other share classes, which are generally not available for certain employer-sponsored retirement plans, have no up-front sales charges but are subject to additional annual expenses and fees. Annual expenses for Class B shares were 0.78 percentage points higher than for Class A shares; Class B shares convert to Class A shares after eight years of ownership. If redeemed within six years, Class B shares may also be subject to a contingent deferred sales charge (“CDSC”) of up to 5% that declines over time. Class C shares were subject to annual expenses 0.84 percentage points higher than those for Class A shares and a 1% CDSC if redeemed within the first year after purchase. Class C shares convert to Class F shares after 10 years. Class F shares, which are available only through certain fee-based programs offered by broker-dealer firms and registered investment advisers, had higher annual expenses (by 0.09 percentage points) than did Class A shares, and an annual asset-based fee charged by the sponsoring firm. Expenses are deducted from income earned by the fund. As a result, dividends and investment results will differ for each share class.

Investors should carefully consider the investment objectives, risks, charges and expenses of the American Funds and CollegeAmerica. This and other important information is contained in the fund’s prospectus and the CollegeAmerica program description, which can be obtained from your financial adviser and should be read carefully before investing. You may also call American Funds Service Company (AFS) at 800/421-0180 or visit the American Funds website at americanfunds.com. If you reside in a state other than Virginia, there may be an in-state plan that provides tax and other benefits not available through CollegeAmerica. Talk to your tax adviser. CollegeAmerica is distributed by American Funds Distributors and sold through unaffiliated intermediaries.

“American Funds Proxy Voting Guidelines” — which describes how we vote proxies relating to portfolio securities — is available free of charge on the U.S. Securities and Exchange Commission (SEC) website at www.sec.gov, on the American Funds website or upon request by calling AFS. The fund files its proxy voting record with the SEC for the 12 months ended June 30 by August 31. The report also is available on the SEC and American Funds websites.

A complete September 30, 2005, portfolio of American High-Income Trust’s investments is available free of charge by calling AFS or visiting the SEC website (where it is part of Form N-CSR).

American High Income Trust files a complete list of its portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. This filing is available free of charge on the SEC website. You may also review or, for a fee, copy this filing at the SEC’s Public Reference Room in Washington, D.C. (800/SEC-0330). Additionally, the list of portfolio holdings also is available by calling AFS.

This report is for the information of shareholders of American High-Income Trust, but it may also be used as sales literature when preceded or accompanied by the current prospectus, which gives details about charges, expenses, investment objectives and operating policies of the fund. If used as sales material after December 31, 2005, this report must be accompanied by an American Funds statistical update for the most recently completed calendar quarter.

[logo - AMERICAN FUNDS (R)]

CollegeAmerica is sponsored by
Virginia College Savings PlanSM

What makes American Funds different?

For more than 70 years, we have followed a consistent philosophy that we firmly believe is in our investors’ best interests. The range of opportunities offered by our family of just 29 carefully conceived, broadly diversified funds has attracted over 30 million shareholder accounts.

Our unique combination of strengths includes these five factors:

•	A long-term, value-oriented approach
Rather than follow fads, we pursue a consistent strategy, focusing on each investment’s long-term potential.

•	An unparalleled global research effort
American Funds draws on one of the industry’s most globally integrated research networks.

•	The multiple portfolio counselor system

Every American Fund is divided among a number of portfolio counselors. Each takes responsibility for a portion independently, within each fund’s objectives; in most cases, research analysts manage a portion as well. Over time this method has contributed to a consistency of results and continuity of management.

•	Experienced investment professionals

The recent market decline was not the first for most of the portfolio counselors who serve the American Funds. More than half of them were in the investment business before the sharp market decline of 1987.

•	A commitment to low operating expenses
American Funds’ operating expenses are among the lowest in the mutual fund industry. Our portfolio turnover rates are low as well, keeping transaction costs and tax consequences contained.

29 mutual funds, consistent philosophy, consistent results

• Growth funds
Emphasis on long-term growth through stocks
AMCAP Fund®
EuroPacific Growth Fund®
The Growth Fund of America®
The New Economy Fund®
New Perspective Fund®
New World FundSM
SMALLCAP World Fund®

• Growth-and-income funds
Emphasis on long-term growth and dividends through stocks
American Mutual Fund®
Capital World Growth and Income FundSM
Fundamental InvestorsSM
The Investment Company of America®
Washington Mutual Investors FundSM

• Equity-income funds
Emphasis on above-average income and growth through stocks and/or bonds
Capital Income Builder®
The Income Fund of America®

• Balanced fund
Emphasis on long-term growth and current income through stocks and bonds
American Balanced Fund®

• Bond funds
Emphasis on current income through bonds
>             American High-Income TrustSM
   The Bond Fund of AmericaSM
   Capital World Bond Fund®
Intermediate Bond Fund of America®
U.S. Government Securities FundSM

• Tax-exempt bond funds
Emphasis on tax-free current income through municipal bonds
American High-Income Municipal Bond Fund®
Limited Term Tax-Exempt Bond Fund of AmericaSM
The Tax-Exempt Bond Fund of America®

State-specific tax-exempt funds
The Tax-Exempt Fund of California®
The Tax-Exempt Fund of Maryland®
The Tax-Exempt Fund of Virginia®

• Money market funds
The Cash Management Trust of America®
The Tax-Exempt Money Fund of AmericaSM
The U.S. Treasury Money Fund of AmericaSM

The Capital Group Companies

American Funds
Capital Research and Management
Capital International
Capital Guardian
Capital Bank and Trust

Lit. No. MFGEAR-921-1105P

Litho in USA RCG/L/8049-S4698

Printed on recycled paper

ITEM 2 - Code of Ethics

The Registrant has adopted a Code of Ethics that applies to its Principal Executive Officer and Principal Financial Officer. The Registrant undertakes to provide to any person without charge, upon request, a copy of the Code of Ethics. Such request can be made to American Funds Service Company at 800/421-0180 or to the Secretary of the Registrant, 333 South Hope Street, Los Angeles, California 90071.

ITEM 3 - Audit Committee Financial Expert

The Registrant’s Board has determined that H. Frederick Christie, a member of the Registrant’s Audit Committee, is an “audit committee financial expert” and "independent," as such terms are defined in this Item. This designation will not increase the designee’s duties, obligations or liability as compared to his or her duties, obligations and liability as a member of the Audit Committee and of the Board; nor will it reduce the responsibility of the other Audit Committee members. There may be other individuals who, through education or experience, would qualify as "audit committee financial experts" if the Board had designated them as such. Most importantly, the Board believes each member of the Audit Committee contributes significantly to the effective oversight of the Registrant’s financial statements and condition.

ITEM 4 - Principal Accountant Fees and Services

Registrant:
a) Audit Fees:
2004	$70,000
2005	$76,000
b) Audit-Related Fees:
2004	$10,000
2005	$2,000

The audit-related fees consist of assurance and related services relating to the examination of the Registrant’s investment adviser conducted in accordance with Statement on Auditing Standards Number 70 issued by the American Institute of Certified Public Accountants.

c) Tax Fees:
2004	$6,000
2005	$6,000
The tax fees consist of professional services relating to the preparation of the Registrant’s tax returns.
c) All Other Fees:
2004	none
2005	none

Adviser and affiliates (includes only fees for non-audit services billed to the adviser and affiliates for engagements that relate directly to the operations and financial reporting of the Registrant and were subject to the pre-approval policies described below):

a) Not Applicable
b) Audit-Related Fees:
2004	$323,000
2005	$338,000

The audit-related fees consist of assurance and related services relating to the examination of the Registrant’s transfer agency and investment adviser conducted in accordance with Statement on Auditing Standards Number 70 issued by the American Institute of Certified Public Accountants.

c) Tax Fees:
2004	none
2005	none
d) All Other Fees:
2004	none
2005	none

The Registrant’s Audit Committee will pre-approve all audit and permissible non-audit services that the Committee considers compatible with maintaining the auditors’ independence. The pre-approval requirement will extend to all non-audit services provided to the Registrant, the investment adviser, and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the Registrant, if the engagement relates directly to the operations and financial reporting of the Registrant. The Committee will not delegate its responsibility to pre-approve these services to the investment adviser. The Committee may delegate to one or more Committee members the authority to review and pre-approve audit and permissible non-audit services. Actions taken under any such delegation will be reported to the full Committee at its next meeting. The pre-approval requirement is waived with respect to non-audit services if certain conditions are met. The pre-approval requirement was not waived for any of the non-audit services listed above provided to the Registrant, adviser, and affiliates.

Aggregate non-audit fees paid to the Registrant’s auditors, including fees for all services billed to the Registrant and the adviser and affiliates that provide ongoing services to the Registrant were $886,000 for fiscal year 2004 and $1,048,000 for fiscal year 2005. The non-audit services represented by these amounts were brought to the attention of the Committee and considered to be compatible with maintaining the auditors’ independence.

ITEM 5 - Audit Committee of Listed Registrants

Not applicable to this Registrant, insofar as the Registrant is not a listed issuer as defined in Rule 10A-3 under the Securities Exchange Act of 1934.

ITEM 6 - Schedule of Investments

[logo - AMERICAN FUNDS (R)]

American High-Income TrustSM
Investment portfolio
September 30, 2005

	Principal amount	Market value
Bonds & notes — 89.66%	(000)	(000)

CORPORATE BONDS & NOTES — 83.90%
CONSUMER DISCRETIONARY — 27.08%
General Motors Acceptance Corp. 6.125% 2007	$ 5,000	$ 4,924
General Motors Acceptance Corp. 6.15% 2007	10,000	9,927
General Motors Acceptance Corp. 5.85% 2009	1,200	1,118
General Motors Acceptance Corp. 6.875% 2011	31,590	28,769
General Motors Corp. 7.20% 2011	28,435	25,449
General Motors Acceptance Corp. 7.25% 2011	35,260	32,823
General Motors Acceptance Corp. 6.875% 2012	33,531	30,049
General Motors Acceptance Corp. 7.00% 2012	42,644	38,558
General Motors Corp. 7.25% 2013	€3,000	2,997
General Motors Acceptance Corp. 6.07% 2014[1]	$ 9,650	8,129
General Motors Corp. 7.70% 2016	6,250	5,031
General Motors Corp. 8.25% 2023	3,650	2,856
General Motors Acceptance Corp. 8.00% 2031	4,000	3,501
CCH II, LLC and CCH II Capital Corp. 10.25% 2010	14,105	14,528
Charter Communications Holdings, LLC and Charter Communications Holdings Capital Corp. 0%/13.50% 2011[2]	5,525	4,613
Charter Communications Holdings, LLC and Charter Communications Holdings Capital Corp. 0%/11.75% 2011[2]	6,000	4,320
Charter Communications Holdings, LLC and Charter Communications Holdings Capital Corp. 0%/12.125% 2012[2]	2,850	1,810
Charter Communications Operating, LLC and Charter Communications Operating Capital Corp. 8.00% 2012[3]	39,950	40,449
CCO Holdings, LLC and CCO Holdings Capital Corp. 8.75% 2013	24,625	24,440
Charter Communications Operating, LLC and Charter Communications Operating Capital Corp. 8.375% 2014[3]	22,800	23,028
CanWest Media Inc., Series B, 10.625% 2011	16,100	17,589
CanWest Media Inc., Series B, 8.00% 2012	60,258	64,250
CanWest Media Inc., Series B, 7.625% 2013	3,625	3,965
Ford Motor Credit Co. 7.375% 2009	29,000	28,037
Ford Motor Credit Co. 5.70% 2010	12,000	10,911
Ford Motor Credit Co. 7.875% 2010	26,575	25,885
Ford Motor Credit Co. 7.25% 2011	16,000	15,205
Cinemark USA, Inc. 9.00% 2013	56,718	58,845
Cinemark, Inc. 0%/9.75% 2014[2]	26,750	18,859
J.C. Penney Co., Inc. 8.00% 2010	19,495	21,396
J.C. Penney Co., Inc. 9.00% 2012	22,104	26,138
J.C. Penney Co., Inc. 7.65% 2016	2,650	3,008
J.C. Penney Co., Inc. 7.95% 2017	9,301	10,836
J.C. Penney Co., Inc. 7.125% 2023	850	939
J.C. Penney Co., Inc. 8.125% 2027	5,100	5,400
J.C. Penney Co., Inc. 7.40% 2037	725	788
J.C. Penney Co., Inc. 7.625% 2097	5,500	5,665
Six Flags, Inc. 8.875% 2010	26,130	25,999
Six Flags, Inc. 9.75% 2013	21,975	21,755
Six Flags, Inc. 9.625% 2014	19,350	19,157
Tenneco Automotive Inc., Series B, 10.25% 2013	16,725	18,774
Tenneco Automotive Inc. 8.625% 2014	47,250	47,841
Technical Olympic USA, Inc. 9.00% 2010	24,861	25,855
Technical Olympic USA, Inc. 9.00% 2010	5,930	6,167
Technical Olympic USA, Inc. 7.50% 2011	10,600	9,991
Technical Olympic USA, Inc. 10.375% 2012	22,180	23,455
Telenet Communications NV 9.00% 2013	€16,575	22,515
Telenet Group Holding NV 0%/11.50% 2014[2,3]	$47,145	38,777
Mohegan Tribal Gaming Authority 6.375% 2009	45,040	45,265
Mohegan Tribal Gaming Authority 8.00% 2012	7,775	8,242
Mohegan Tribal Gaming Authority 7.125% 2014	6,275	6,526
AMC Entertainment Inc. 9.50% 2011	8,282	7,909
AMC Entertainment Inc., Series B, 8.625% 2012	15,825	15,983
AMC Entertainment Inc. 9.875% 2012	18,150	17,560
AMC Entertainment Inc. 8.00% 2014	16,340	14,461
Royal Caribbean Cruises Ltd. 7.00% 2007	10,293	10,679
Royal Caribbean Cruises Ltd. 6.75% 2008	1,840	1,907
Royal Caribbean Cruises Ltd. 8.00% 2010	12,850	13,974
Royal Caribbean Cruises Ltd. 8.75% 2011	15,350	17,307
Royal Caribbean Cruises Ltd. 6.875% 2013	9,500	9,904
William Lyon Homes, Inc. 7.625% 2012	11,250	10,716
William Lyon Homes, Inc. 10.75% 2013	20,395	22,078
William Lyon Homes, Inc. 7.50% 2014	22,260	20,813
Delphi Automotive Systems Corp. 6.55% 2006	9,650	7,141
Delphi Automotive Systems Corp. 6.50% 2009	33,825	23,508
Delphi Corp. 6.50% 2013	17,190	11,603
Delphi Automotive Systems Corp. 7.125% 2029	14,300	9,224
Delphi Trust II, trust preferred securities, 6.197% 2033[1]	4,500	1,373
Young Broadcasting Inc. 10.00% 2011	52,060	49,457
Young Broadcasting Inc. 8.75% 2014	2,325	2,075
Kabel Deutschland GmbH 10.625% 2014[3]	45,105	50,067
K. Hovnanian Enterprises, Inc. 10.50% 2007	10,855	11,859
K. Hovnanian Enterprises, Inc. 6.00% 2010	5,275	5,082
K. Hovnanian Enterprises, Inc. 8.875% 2012	13,475	14,284
K. Hovnanian Enterprises, Inc. 7.75% 2013	6,900	7,064
K. Hovnanian Enterprises, Inc. 6.375% 2014	4,625	4,422
K. Hovnanian Enterprises, Inc. 6.25% 2016[3]	6,000	5,617
Grupo Posadas, SA de CV 8.75% 2011[3]	44,095	47,402
Cooper-Standard Automotive Inc. 7.00% 2012	16,210	14,913
Cooper-Standard Automotive Inc. 8.375% 2014	35,770	30,226
Mirage Resorts, Inc. 6.75% 2007	5,700	5,828
Mandalay Resort Group, Series B, 10.25% 2007	5,000	5,400
Mirage Resorts, Inc. 6.75% 2008	4,800	4,902
MGM MIRAGE 6.00% 2009	18,500	18,361
Mandalay Resort Group 6.50% 2009	900	909
MGM MIRAGE 8.50% 2010	3,100	3,387
MGM MIRAGE 6.75% 2012	1,700	1,736
MGM MIRAGE 6.625% 2015[3]	1,550	1,540
MGM MIRAGE 6.625% 2015[3]	1,000	994
Quebecor Media Inc. 0%/13.75% 2011[2]	1,520	1,552
Quebecor Media Inc. 11.125% 2011	33,328	36,577
Sun Media Corp. 7.625% 2013	4,250	4,468
D.R. Horton, Inc. 5.00% 2009	4,000	3,967
D.R. Horton, Inc. 8.00% 2009	18,270	19,684
D.R. Horton, Inc. 9.75% 2010	3,000	3,429
D.R. Horton, Inc. 7.875% 2011	2,030	2,227
Schuler Homes, Inc. 10.50% 2011	4,280	4,644
D.R. Horton, Inc. 6.875% 2013	4,075	4,290
Gaylord Entertainment Co. 8.00% 2013	20,509	21,637
Gaylord Entertainment Co. 6.75% 2014	13,600	13,226
WCI Communities, Inc. 10.625% 2011	21,925	23,405
WCI Communities, Inc. 9.125% 2012	8,450	8,746
WCI Communities, Inc. 6.625% 2015	1,925	1,752
Neiman Marcus Group, Inc. 9.00% 2015[3,4]	29,085	29,303
Neiman Marcus Group, Inc. 10.375% 2015[3]	4,000	4,000
NTL Cable PLC 8.75% 2014	21,325	22,125
NTL Cable PLC 8.75% 2014	€4,500	5,680
NTL Cable PLC 9.75% 2014	£3,000	5,342
Boyd Gaming Corp. 7.75% 2012	$23,450	24,769
Boyd Gaming Corp. 8.75% 2012	4,500	4,871
Boyd Gaming Corp. 6.75% 2014	3,000	3,026
Emmis Operating Co. 6.875% 2012	21,750	21,777
Emmis Communications Corp. 9.745% 2012[1]	10,550	10,682
Wynn Las Vegas, LLC and Wynn Las Vegas Capital Corp. 6.625% 2014	33,010	31,731
ITT Corp. 6.75% 2005	10,500	10,566
Starwood Hotels & Resorts Worldwide, Inc. 7.375% 2007	3,875	4,015
Starwood Hotels & Resorts Worldwide, Inc. 7.875% 2012	15,325	16,781
Dollarama Group LP 8.875% 2012[3]	31,375	30,748
Circus and Eldorado Joint Venture and Silver Legacy Resort Casino 10.125% 2012	28,180	29,589
Dillard’s, Inc. 6.69% 2007	1,075	1,094
Dillard Department Stores, Inc. 7.15% 2007	2,100	2,142
Dillard’s, Inc. 6.30% 2008	3,182	3,214
Dillard’s, Inc. 6.625% 2008	8,365	8,428
Dillard Department Stores, Inc. 9.125% 2011	8,230	9,012
Dillard’s, Inc. 6.625% 2018	3,000	2,805
Dillard’s, Inc. 7.00% 2028	3,000	2,775
American Media Operations, Inc., Series B, 10.25% 2009	13,190	12,893
American Media Operations, Inc. 8.875% 2011	17,615	15,677
Visteon Corp. 8.25% 2010	27,250	26,024
Visteon Corp. 7.00% 2014	2,615	2,282
Liberty Media Corp. 7.75% 2009	4,750	5,002
Liberty Media Corp. 7.875% 2009	2,500	2,643
Liberty Media Corp. 5.70% 2013	18,590	17,010
Liberty Media Corp. 8.25% 2030	3,075	2,960
Blockbuster Inc. 9.50% 2012[3]	32,150	26,685
Carmike Cinemas, Inc. 7.50% 2014	30,025	26,197
Stoneridge, Inc. 11.50% 2012	24,442	26,031
Payless ShoeSource, Inc. 8.25% 2013	25,250	25,944
Argosy Gaming Co. 7.00% 2014	22,030	24,550
Warnaco, Inc. 8.875% 2013	22,375	24,277
Iesy Repository GmbH 10.125% 2015	€4,750	6,110
Iesy Repository GmbH 10.375% 2015[3]	$16,425	17,452
Sealy Mattress Co. 8.25% 2014	23,000	23,230
Gray Communications Systems, Inc. 9.25% 2011	20,800	22,620
Dex Media East LLC, Dex Media East Finance Co., Series B, 9.875% 2009	5,000	5,462
Dex Media West LLC and Dex Media West Finance Co., Series B, 5.875% 2011	6,400	6,368
Dex Media, Inc., Series B, 0%/9.00% 2013[2]	9,000	7,132
Dex Media, Inc., Series B, 8.00% 2013	3,075	3,175
DIRECTV Holdings LLC and DIRECTV Financing Co., Inc. 8.375% 2013	18,759	20,565
AOL Time Warner Inc. 6.15% 2007	20,000	20,449
KB Home 6.375% 2011	4,000	4,029
KB Home 6.25% 2015	16,775	16,350
Buffets, Inc. 11.25% 2010	17,900	18,079
Adelphia Communications Corp. 10.25% 2006[5]	9,955	7,416
Adelphia Communications Corp. 10.25% 2011[5]	6,850	5,240
Century Communications Corp. 0% 2003[6]	4,565	4,360
Atlantic Broadband Finance, LLC and Atlantic Broadband Finance, Inc. 9.375% 2014	17,450	16,577
PETCO Animal Supplies, Inc. 10.75% 2011	14,685	16,227
NextMedia Operating, Inc. 10.75% 2011	15,000	16,144
CSC Holdings, Inc., Series B, 8.125% 2009	1,750	1,772
Cablevision Systems Corp., Series B, 8.00% 2012	14,540	14,176
Vidéotron Ltée 6.875% 2014	8,450	8,714
Vidéotron Ltée 6.375% 2015[3]	7,235	7,217
Aztar Corp. 7.875% 2014	14,750	15,487
RH Donnelley Inc. 8.875% 2010[3]	10,605	11,427
RH Donnelley Inc. 10.875% 2012[3]	3,000	3,382
MDC Holdings, Inc. 7.00% 2012	10,000	10,770
MDC Holdings, Inc. 5.50% 2013	4,000	3,940
Harrah’s Operating Co., Inc. 7.875% 2005	10,875	10,970
Harrah’s Operating Co., Inc. 8.00% 2011	3,189	3,570
Toys “R” Us, Inc. 7.875% 2013	14,388	12,913
Toys “R” Us, Inc. 7.375% 2018	1,500	1,207
Regal Cinemas Corp., Series B, 9.375% 2012[7]	13,300	14,071
Standard Pacific Corp. 5.125% 2009	8,625	8,151
Standard Pacific Corp. 6.50% 2010	2,000	1,945
Standard Pacific Corp. 9.25% 2012	1,000	1,075
Standard Pacific Corp. 6.25% 2014	3,000	2,794
Riddell Bell Holdings Inc. 8.375% 2012	14,000	13,860
Hilton Hotels Corp. 7.625% 2008	4,700	4,999
Hilton Hotels Corp. 7.20% 2009	5,885	6,363
Hilton Hotels Corp. 8.25% 2011	115	130
Hilton Hotels Corp. 7.625% 2012	2,050	2,311
EchoStar DBS Corp. 9.125% 2009	12,749	13,450
LBI Media, Inc. 10.125% 2012	12,140	13,142
Bombardier Recreational Products Inc. 8.375% 2013	12,170	12,809
Jostens IH Corp. 7.625% 2012	12,025	12,205
La Quinta Properties, Inc. 8.875% 2011	3,000	3,225
La Quinta Properties, Inc. 7.00% 2012	8,500	8,776
Radio One, Inc., Series B, 8.875% 2011	11,100	11,849
Fisher Communications, Inc. 8.625% 2014	9,565	10,258
Lenfest Communications, Inc. 7.625% 2008	6,750	7,145
Comcast Corp. 10.625% 2012	2,245	2,862
ArvinMeritor, Inc. 8.75% 2012	7,500	7,387
ArvinMeritor, Inc. 8.125% 2015[3]	2,200	2,024
GSC Holdings Corp. and GameStop, Inc. 7.875% 2011[1,3]	9,300	9,358
Lighthouse International Co. SA 8.00% 2014	€7,300	9,313
Reader’s Digest Association, Inc. 6.50% 2011	$8,225	8,389
WDAC Subsidiary Corp. 8.375% 2014[3]	8,250	8,023
Seneca Gaming Corp. 7.25% 2012[3]	5,300	5,459
Seneca Gaming Corp. 7.25% 2012	2,440	2,513
Warner Music Group 7.375% 2014	7,760	7,818
Loews Cineplex Entertainment Corp. 9.00% 2014	7,475	7,307
TRW Automotive Acquisition Corp. 9.375% 2013	6,697	7,300
Entercom Radio, LLC 7.625% 2014	6,500	6,744
Toll Corp. 8.25% 2011	5,500	5,857
Beazer Homes USA, Inc. 8.375% 2012	4,650	4,929
Dana Corp. 5.85% 2015	5,500	4,342
Mediacom LLC and Mediacom Capital Corp. 9.50% 2013	3,525	3,516
RBS-Zero Editora Jornalística SA 11.00% 2010[3]	3,410	3,513
News America Inc. 6.75% 2038	2,990	3,265
Ameristar Casinos, Inc. 10.75% 2009	2,000	2,147
Boyds Collection, Ltd., Series B, 9.00% 2008[7]	8,122	2,112
Key Plastics Holdings, Inc., Series B, 10.25% 2007[7,8]	9,650	0
		2,724,539

TELECOMMUNICATION SERVICES — 11.23%
Qwest Capital Funding, Inc. 7.75% 2006	9,750	9,896
U S WEST Capital Funding, Inc. 6.375% 2008	3,770	3,704
Qwest Capital Funding, Inc. 7.00% 2009	18,625	18,299
Qwest Capital Funding, Inc. 7.90% 2010	16,835	16,793
Qwest Services Corp. 13.50% 2010	46,785	53,803
Qwest Communications International Inc. 7.25% 2011	24,375	23,857
Qwest Capital Funding, Inc. 7.25% 2011	14,980	14,343
Qwest Corp. 8.875% 2012	3,600	3,951
Qwest Services Corp. 14.00% 2014	25,375	30,894
U S WEST Capital Funding, Inc. 6.50% 2018	2,000	1,670
U S WEST Capital Funding, Inc. 6.875% 2028	13,064	10,810
Qwest Capital Funding, Inc. 7.75% 2031	3,655	3,171
Dobson Communications Corp. 10.875% 2010	10,975	11,647
Dobson Cellular Systems, Inc. 8.443% 2011[1]	4,000	4,165
American Cellular Corp., Series B, 10.00% 2011	57,575	63,045
Dobson Communications Corp. 8.10% 2012[1,3]	19,850	19,676
Dobson Cellular Systems, Inc. 9.875% 2012	20,375	22,413
Dobson Communications Corp. 8.875% 2013	37,250	37,436
US Unwired Inc., Series B, 10.00% 2012	17,150	19,808
Nextel Communications, Inc. 6.875% 2013	14,500	15,405
Nextel Communications, Inc. 7.375% 2015	88,378	94,693
Triton PCS, Inc. 8.75% 2011	35,425	29,137
Triton PCS, Inc. 9.375% 2011	49,810	41,093
Triton PCS, Inc. 8.50% 2013	55,625	53,261
American Tower Corp. 7.25% 2011	5,425	5,791
American Tower Corp. 7.125% 2012	62,860	66,317
American Tower Corp. 7.50% 2012	18,300	19,490
Centennial Communications Corp. and Centennial Cellular Operating Co. LLC 10.125% 2013	32,555	36,787
Centennial Communications Corp. and Centennial Cellular Operating Co. LLC and Centennial Puerto Rico Operations Corp. 8.125% 2014[1]	18,175	19,311
Intelsat, Ltd. 8.695% 2012[1,3]	18,150	18,558
Intelsat, Ltd. 8.25% 2013[3]	22,605	22,859
Intelsat, Ltd. 8.625% 2015[3]	12,400	12,710
Cincinnati Bell Inc. 7.25% 2013	38,425	41,019
NTELOS Inc. 9.03% 2012[1]	40,250	40,049
SBA Communications Corp. 8.50% 2012	35,905	39,226
Rogers Wireless Inc. 7.25% 2012	11,725	12,458
Rogers Wireless Inc. 7.50% 2015	17,950	19,431
Rogers Cantel Inc. 9.75% 2016	1,625	1,970
MetroPCS, Inc. 10.75% 2007[1]	18,000	18,900
MetroPCS, Inc. 8.25% 2011[1]	10,500	10,815
Hawaiian Telcom Communications, Inc. 9.75% 2013[3]	20,350	20,859
Hawaiian Telcom Communications, Inc. 12.50% 2015[3]	6,800	6,902
Nextel Partners, Inc. 12.50% 2009	3,587	3,847
Nextel Partners, Inc. 8.125% 2011	16,000	17,360
Cell C Ltd. 8.625% 2012	€14,700	18,513
Millicom International Cellular SA 10.00% 2013	$16,550	17,171
AT&T Corp. 9.05% 2011[1]	13,858	15,677
Valor Telecommunications Enterprises, LLC and Valor Telecommunications Enterprises Finance Corp. 7.75% 2015	15,780	15,386
UbiquiTel Operating Co. 9.875% 2011	10,125	11,289
iPCS, Inc. 11.50% 2012	6,500	7,540
AirGate PCS, Inc. 9.375% 2009[3]	4,533	4,783
Alamosa (Delaware), Inc. 8.50% 2012	1,925	2,065
GT Group Telecom Inc. 13.25% 2010[5,7]	11,000	0
		1,130,053

MATERIALS — 10.71%
Millennium America Inc. 9.25% 2008	30,825	33,291
Lyondell Chemical Co. 9.50% 2008	10,000	10,525
Equistar Chemicals, LP 10.125% 2008	15,650	16,902
Equistar Chemicals, LP and Equistar Funding Corp. 8.75% 2009	10,265	10,727
Equistar Chemicals, LP and Equistar Funding Corp. 10.625% 2011	44,875	49,138
Abitibi-Consolidated Co. of Canada 5.25% 2008	6,250	6,047
Abitibi-Consolidated Finance LP 7.875% 2009	14,500	14,464
Abitibi-Consolidated Inc. 8.55% 2010	16,045	16,406
Abitibi-Consolidated Co. of Canada 7.37% 2011[1]	20,500	20,603
Abitibi-Consolidated Co. of Canada 6.00% 2013	14,740	13,008
Abitibi-Consolidated Co. of Canada 8.375% 2015	34,400	33,970
Smurfit Capital Funding PLC 6.75% 2005	3,175	3,191
JSG Funding PLC 9.625% 2012	6,517	6,582
JSG Funding PLC 7.75% 2015	€18,250	19,306
JSG Funding PLC 7.75% 2015	$3,500	2,992
JSG Holdings PLC 11.50% 2015[4]	€44,087	47,179
Smurfit Capital Funding PLC 7.50% 2025	$ 1,325	1,212
Stone Container Corp. 9.25% 2008	6,425	6,586
Stone Container Corp. 9.75% 2011	6,075	6,196
Jefferson Smurfit Corp. (U.S.) 8.25% 2012	35,110	33,179
Stone Container Corp. 8.375% 2012	8,515	8,132
Jefferson Smurfit Corp. (U.S.) 7.50% 2013	25,400	22,987
Georgia-Pacific Corp. 7.50% 2006	2,625	2,668
Georgia-Pacific Corp. 7.375% 2008	15,200	15,998
Georgia-Pacific Corp. 8.875% 2010	9,925	11,116
Georgia-Pacific Corp. 8.125% 2011	8,475	9,407
Georgia-Pacific Corp. 9.50% 2011	2,525	2,992
Georgia-Pacific Corp. 9.375% 2013	21,420	23,990
Georgia-Pacific Corp. 7.70% 2015	600	665
Georgia-Pacific Corp. 8.875% 2031	4,000	4,751
Owens-Illinois, Inc. 8.10% 2007	250	257
Owens-Illinois, Inc. 7.35% 2008	2,440	2,501
Owens-Brockway Glass Container Inc. 8.875% 2009	7,050	7,438
Owens-Illinois, Inc. 7.50% 2010	2,000	2,040
Owens-Brockway Glass Container Inc. 7.75% 2011	15,985	16,704
Owens-Brockway Glass Container Inc. 8.75% 2012	22,225	24,114
Owens-Brockway Glass Container Inc. 8.25% 2013	2,900	3,030
Owens-Brockway Glass Container Inc. 6.75% 2014	€375	460
Graphic Packaging International, Inc. 8.50% 2011	$33,825	33,318
Graphic Packaging International, Inc. 9.50% 2013	23,430	22,141
Rhodia 7.625% 2010	1,800	1,764
Rhodia SA 8.00% 2010	€8,075	9,707
Rhodia 10.25% 2010	$25,365	26,950
Rhodia 8.875% 2011	500	475
Rhodia SA 9.25% 2011	€11,450	13,695
Building Materials Corp. of America, Series B, 8.00% 2007	$ 3,150	3,260
Building Materials Corp. of America 8.00% 2008	10,245	10,450
Building Materials Corp. of America 7.75% 2014	34,360	33,501
Associated Materials Inc. 9.75% 2012	17,960	17,466
AMH Holdings, Inc. 0%/11.25% 2014[2]	55,600	28,078
Gerdau Ameristeel Corp. and GUSAP Partners 10.375% 2011	30,775	34,391
Boise Cascade, LLC and Boise Cascade Finance Corp. 6.474% 2012[1]	4,300	4,289
Boise Cascade, LLC and Boise Cascade Finance Corp. 7.125% 2014	26,450	25,194
United States Steel Corp. 10.75% 2008	4,571	5,165
United States Steel Corp. 9.75% 2010	20,923	23,068
Nalco Co. 7.75% 2011	20,050	20,601
Nalco Co. 8.875% 2013	925	954
Nalco Finance Holdings LLC and Nalco Finance Holdings Inc. 0%/9.00% 2014[2]	2,800	2,079
Ainsworth Lumber Co. Ltd. 7.25% 2012	8,325	7,867
Ainsworth Lumber Co. Ltd. 6.75% 2014	11,955	10,879
Ainsworth Lumber Co. Ltd. 6.75% 2014	4,875	4,412
Oregon Steel Mills, Inc. 10.00% 2009	19,274	20,864
Earle M. Jorgensen Co. 9.75% 2012	17,840	19,446
Sino-Forest Corp. 9.125% 2011[3]	16,810	18,239
Sino-Forest Corp. 9.125% 2011	825	895
Longview Fibre Co. 10.00% 2009	17,950	19,027
Domtar Inc. 7.125% 2015	19,135	17,640
Neenah Paper, Inc. 7.375% 2014	15,025	14,537
Luscar Coal Ltd. 9.75% 2011	12,715	13,796
Crompton Corp. 9.672% 2010[1]	8,325	9,220
Crompton Corp. 9.875% 2012	2,550	2,917
Rockwood Specialties Group, Inc. 10.625% 2011	511	560
Rockwood Specialties Group, Inc. 7.50% 2014[3]	3,700	3,607
Rockwood Specialties Group, Inc. 7.625% 2014	€5,700	7,075
Steel Dynamics, Inc. 9.50% 2009	$ 9,800	10,461
Crystal US Holdings 3 LLC and Crystal US Sub 3 Corp., Series B, 0%/10.50% 2014[2]	7,127	5,025
BCP Caylux Holdings Luxembourg SCA 9.625% 2014	3,575	3,995
Graham Packaging Co., LP and GPC Capital Corp. 9.875% 2014	9,000	8,685
AEP Industries Inc. 7.875% 2013	8,000	7,980
NewPage Corp. 9.943% 2012[1]	6,000	5,700
Ispat Inland ULC 9.75% 2014	4,701	5,477
Allegheny Technologies, Inc. 8.375% 2011	5,000	5,400
Georgia Gulf Corp. 7.125% 2013	4,625	4,741
AK Steel Corp. 7.75% 2012	4,625	4,290
Airgas, Inc. 6.25% 2014	3,500	3,552
Norampac Inc. 6.75% 2013	3,500	3,500
Koppers Inc. 9.875% 2013	3,000	3,330
Novelis Inc. 7.25% 2015[3]	2,750	2,612
Ball Corp. 6.875% 2012	2,500	2,562
Huntsman LLC 11.099% 2011[1]	825	884
Huntsman LLC 11.50% 2012	500	574
PQ Corp. 7.50% 2013[3]	975	951
		1,078,000

INDUSTRIALS — 7.82%
Allied Waste North America, Inc. 8.50% 2008	16,500	17,284
Allied Waste North America, Inc., Series B, 8.875% 2008	16,750	17,546
Allied Waste North America, Inc., Series B, 6.50% 2010	14,500	14,156
Allied Waste North America, Inc., Series B, 5.75% 2011	21,755	20,395
Allied Waste North America, Inc., Series B, 6.125% 2014	10,000	9,400
Allied Waste North America, Inc., Series B, 7.375% 2014	22,830	21,574
Continental Airlines, Inc. 8.00% 2005	18,315	18,269
Continental Airlines, Inc., Series 2000-2, Class A-1, 7.487% 2012[9]	5,000	4,981
Continental Airlines, Inc., Series 2000-2, Class C, 8.312% 2012[9]	4,979	4,290
Continental Airlines, Inc., Series 2001-1, Class B, 7.373% 2017[9]	6,306	5,514
Continental Airlines, Inc., Series 1997-4B, Class B, 6.90% 2018[9]	7,756	6,639
Continental Airlines, Inc., Series 1999-1, Class A, 6.545% 2020[9]	10,659	10,458
Continental Airlines, Inc., Series 2001-1, Class A-1, 6.703% 2022[9]	4,033	3,834
Continental Airlines, Inc., Series 2000-1, Class A-1, 8.048% 2022[9]	12,834	12,749
Continental Airlines, Inc., Series 2000-1, Class B, 8.388% 2022[9]	13,836	11,954
Horizon Lines, LLC and Horizon Lines Holding Corp. 9.00% 2012	36,745	39,547
H-Lines Finance Holding Corp. 0%/11.00% 2013[2,3]	19,285	16,103
NTK Holdings Inc. 0%/10.75% 2014[2]	49,460	27,945
THL Buildco, Inc. 8.50% 2014	28,795	26,635
Dyncorp International LLC 9.50% 2013[3]	38,815	40,756
TFM, SA de CV 10.25% 2007	2,295	2,467
TFM, SA de CV 9.375% 2012[3]	30,900	33,526
TFM, SA de CV 12.50% 2012	2,310	2,691
Accuride Corp. 8.50% 2015	35,995	35,455
Jacuzzi Brands, Inc. 9.625% 2010	33,155	35,310
DRS Technologies, Inc. 6.875% 2013	35,405	34,343
Terex Corp. 9.25% 2011	13,020	14,062
Terex Corp., Class B, 10.375% 2011	7,700	8,277
Terex Corp. 7.375% 2014	9,075	9,211
United Rentals (North America), Inc., Series B, 6.50% 2012	20,675	20,055
United Rentals (North America), Inc. 7.75% 2013	8,625	8,366
Bombardier Capital Inc., Series A, 6.125% 2006[3]	16,570	16,674
Bombardier Inc. 6.75% 2012[3]	6,600	6,187
Bombardier Inc. 6.30% 2014[3]	2,800	2,492
ACIH, Inc. 0%/11.50% 2012[2,3]	33,685	22,906
Goodman Global Holdings 6.41% 2012[1,3]	10,325	10,144
Goodman Global Holdings 7.875% 2012[3]	13,855	12,608
Williams Scotsman, Inc. 8.50% 2015[3]	19,950	20,299
Standard Aero Holdings, Inc. 8.25% 2014	20,390	19,829
Argo-Tech Corp. 9.25% 2011	16,675	17,759
Northwest Airlines, Inc. 8.875% 2006[8]	10,390	2,961
Northwest Airlines, Inc. 8.70% 2007[8]	5,000	1,450
Northwest Airlines, Inc. 9.875% 2007[8]	14,000	4,095
Northwest Airlines, Inc. 7.875% 2008[8]	15,900	4,571
Northwest Airlines, Inc. 10.00% 2009[8]	11,280	3,299
K&F Industries, Inc. 7.75% 2014	15,260	15,489
Kansas City Southern Railway Co. 9.50% 2008	4,275	4,708
Kansas City Southern Railway Co. 7.50% 2009	7,115	7,489
American Standard Inc. 8.25% 2009	5,190	5,741
American Standard Inc. 7.625% 2010	4,300	4,722
Delta Air Lines, Inc. 8.00% 2007[3,8]	15,525	2,795
Delta Air Lines, Inc. 7.90% 2009[8]	5,000	925
Delta Air Lines, Inc., Series 2000-1, Class B, 7.92% 2010[9]	2,500	1,630
Delta Air Lines, Inc. 10.125% 2010[8]	1,650	301
Delta Air Lines, Inc., Series 2001-1, Class A-1, 6.619% 2011[9]	2,492	2,333
Delta Air Lines, Inc. 9.75% 2021[8]	2,200	396
Delta Air Lines, Inc. 10.375% 2022[8]	3,000	540
Ashtead Group PLC 8.625% 2015[3]	7,850	8,292
Ahern Rentals, Inc. 9.25% 2013[3]	7,805	8,020
American Airlines, Inc. 10.15% 2006	3,000	2,858
American Airlines, Inc., Series 2001-2, Class B, 8.608% 2012	2,500	2,341
American Airlines, Inc., Series 2001-2, Class A-2, 7.858% 2013[9]	2,500	2,560
Esterline Technologies Corp. 7.75% 2013	7,000	7,420
Cummins Inc. 9.50% 2010	5,550	6,063
Builders FirstSource, Inc. 8.04% 2012[1,3]	5,900	5,989
UCAR Finance Inc. 10.25% 2012	5,551	5,981
AGCO Corp. 6.875% 2014	€3,750	4,761
Park-Ohio Industries, Inc. 8.375% 2014	$3,825	3,337
International Shipholding Corp., Series B, 7.75% 2007	1,950	1,974
United Air Lines, Inc. 9.00% 2003[6]	3,000	457
United Air Lines, Inc., 1991 Equipment Trust Certificates, Series A, 10.11% 2006[5,9]	1,907	786
		786,974

UTILITIES — 6.01%
Edison Mission Energy 10.00% 2008	29,150	32,429
Mission Energy Holding Co. 13.50% 2008	38,350	45,349
Edison Mission Energy 7.73% 2009	43,250	45,845
Edison Mission Energy 9.875% 2011	38,850	46,232
Midwest Generation, LLC, Series B, 8.56% 2016[9]	23,985	26,398
Homer City Funding LLC 8.734% 2026[9]	9,444	11,286
Midwest Generation, LLC and Midwest Finance Corp. 8.75% 2034	19,250	21,536
AES Corp. 9.50% 2009	28,507	31,215
AES Corp. 9.375% 2010	11,469	12,702
AES Corp. 8.875% 2011	5,375	5,859
AES Corp. 8.75% 2013[3]	43,985	48,384
AES Gener SA 7.50% 2014	18,350	18,696
AES Corp. 9.00% 2015[3]	15,150	16,703
AES Red Oak, LLC, Series B, 9.20% 2029[9]	7,000	8,015
Dynegy Holdings Inc. 9.875% 2010[3]	20,950	22,940
Dynegy Holdings Inc. 10.125% 2013[3]	37,315	41,793
Nevada Power Co., General and Refunding Mortgage Bonds, Series A, 8.25% 2011	4,700	5,241
Sierra Pacific Power Co., General and Refunding Mortgage Notes, Series H, 6.25% 2012	3,000	3,067
Nevada Power Co., General and Refunding Mortgage Notes, Series I, 6.50% 2012	2,650	2,763
Nevada Power Co., General and Refunding Mortgage Notes, Series G, 9.00% 2013	19,217	21,439
Sierra Pacific Resources 8.625% 2014	15,500	17,162
Nevada Power Co., General and Refunding Mortgage Notes, Series L, 5.875% 2015	2,475	2,452
Sierra Pacific Resources 6.75% 2017[3]	1,075	1,083
Drax Holdings Ltd., Series A-1, 7.173% 2015[1,3]	£4,006	7,116
Drax Holdings Ltd., Series A-2, unit, 8.673% 2015[1,3,10]	4,746	33,222
Drax Holdings Ltd., Series B, 7.427% 2025[1,3,5]	851	1,972
Texas Genco LLC and Texas Genco Financing Corp. 6.875% 2014[3]	$22,275	22,776
Enersis SA 7.375% 2014	16,800	17,785
PSEG Energy Holdings Inc. 8.625% 2008	15,999	16,799
FPL Energy American Wind, LLC 6.639% 2023[3,9]	7,663	8,086
Electricidad de Caracas Finance BV 10.25% 2014[3]	7,480	7,947
		604,292

CONSUMER STAPLES — 5.37%
Burns Philp Capital Pty Ltd. and Burns Philp Capital (U.S.) Inc., Series B, 9.50% 2010	16,750	18,593
Burns Philp Capital Pty Ltd. and Burns Philp Capital (U.S.) Inc., Series B, 10.75% 2011	17,825	20,053
Burns Philp Capital Pty Ltd., Series B, 9.75% 2012	60,322	67,862
Rite Aid Corp. 6.125% 2008[3]	5,800	5,539
Rite Aid Corp. 8.125% 2010	2,000	2,050
Rite Aid Corp. 9.50% 2011	7,975	8,493
Rite Aid Corp. 6.875% 2013	30,300	25,831
Rite Aid Corp. 9.25% 2013	12,750	12,240
Rite Aid Corp. 7.50% 2015	8,000	7,680
Rite Aid Corp. 7.70% 2027	11,780	9,483
Rite Aid Corp. 6.875% 2028	8,000	6,040
Koninklijke Ahold NV 5.875% 2008	€4,000	5,139
Ahold Finance U.S.A., Inc. 6.25% 2009	$28,460	28,887
Ahold Finance U.S.A., Inc. 8.25% 2010	11,000	12,045
Ahold Lease Pass Through Trust, Series 2001-A-1, 7.82% 2020[9]	1,864	2,023
Ahold Lease Pass Through Trust, Series 2001-A-2, 8.62% 2025[9]	7,500	8,405
Ahold Finance U.S.A., Inc. 6.875% 2029	1,075	1,016
Spectrum Brands, Inc. 7.375% 2015	40,645	36,784
Delhaize America, Inc. 8.125% 2011	33,645	36,633
Jean Coutu Group (PJC) Inc. 7.625% 2012	2,150	2,198
Jean Coutu Group (PJC) Inc. 8.50% 2014	33,000	33,000
Pathmark Stores, Inc. 8.75% 2012	29,810	28,841
Playtex Products, Inc. 8.00% 2011	5,000	5,262
Playtex Products, Inc. 9.375% 2011	21,660	22,716
Stater Bros. Holdings Inc. 7.37% 2010[1]	6,450	6,385
Stater Bros. Holdings Inc. 8.125% 2012	21,325	21,165
Petro Stopping Centers, LP and Petro Financial Corp. 9.00% 2012	18,450	18,265
Petro Stopping Centers, LP 9.00% 2012[3]	8,390	8,306
Gold Kist Inc. 10.25% 2014	21,141	23,995
Winn-Dixie Stores, Inc. 8.875% 2008[8]	18,675	12,232
Winn-Dixie Pass Through Trust, Series 1999-1, Class A-1, 5.24% 2017[3,8,9]	3,045	2,301
Del Monte Corp., Series B, 8.625% 2012	10,550	11,394
Elizabeth Arden, Inc. 7.75% 2014	10,383	10,617
Constellation Brands, Inc. 8.125% 2012	5,500	5,837
Duane Reade Inc. 8.37% 2010[1]	6,000	5,760
WH Holdings (Cayman Islands) Ltd. and WH Capital Corp. 9.50% 2011	5,280	5,716
Dole Food Co., Inc. 8.875% 2011	1,855	1,934
		540,720

ENERGY — 4.39%
Port Arthur Finance Corp. 12.50% 2009[9]	1,386	1,587
Premcor Refining Group Inc. 9.25% 2010	12,675	13,847
Premcor Refining Group Inc. 6.125% 2011	4,000	4,200
Premcor Refining Group Inc. 6.75% 2011	24,675	26,526
Premcor Refining Group Inc. 9.50% 2013	22,350	25,311
Premcor Refining Group Inc. 6.75% 2014	5,000	5,350
Premcor Refining Group Inc. 7.50% 2015	29,775	32,008
General Maritime Corp. 10.00% 2013	42,925	47,432
Newfield Exploration Co., Series B, 7.45% 2007	1,750	1,820
Newfield Exploration Co. 7.625% 2011	3,500	3,806
Newfield Exploration Co. 8.375% 2012	23,500	25,497
Newfield Exploration Co. 6.625% 2014	14,575	15,231
Petrozuata Finance, Inc., Series B, 8.22% 2017[3,9]	39,405	37,829
Petrozuata Finance, Inc., Series B, 8.22% 2017[9]	5,985	5,746
Williams Companies, Inc. and Credit Linked Certificate Trust 6.75% 2009[3]	2,000	2,045
Williams Companies, Inc. 7.125% 2011	1,900	2,000
Williams Companies, Inc. 8.125% 2012	8,000	8,780
Williams Companies, Inc. 8.75% 2032	16,470	19,517
American Commercial Lines LLC and ACL Finance Corp. 9.50% 2015	26,265	28,498
Ultrapetrol (Bahamas) Ltd., First Preferred Ship Mortgage Notes, 9.00% 2014	30,130	27,908
Overseas Shipholding Group, Inc. 8.25% 2013	15,985	17,264
Overseas Shipholding Group, Inc. 8.75% 2013	8,055	9,163
Overseas Shipholding Group, Inc. 7.50% 2024	1,150	1,147
Teekay Shipping Corp. 8.875% 2011	20,795	23,810
Pogo Producing Co. 6.875% 2017[3]	19,975	20,350
Encore Acquisition Co. 6.00% 2015[3]	17,900	17,542
Peabody Energy Corp., Series B, 6.875% 2013	7,000	7,350
Peabody Energy Corp. 5.875% 2016	4,000	3,995
Pemex Project Funding Master Trust 7.875% 2009	1,400	1,519
Pemex Project Funding Master Trust 8.625% 2022	1,170	1,433
Whiting Petroleum Corp. 7.25% 2013	2,000	2,045
Tengizchevroil Finance Co. S.àr.l., Series A, 6.124% 2014[3,9]	750	771
		441,327

HEALTH CARE — 4.35%
Tenet Healthcare Corp. 6.375% 2011	30,260	28,369
Tenet Healthcare Corp. 7.375% 2013	7,640	7,277
Tenet Healthcare Corp. 9.875% 2014	38,700	40,635
Tenet Healthcare Corp. 9.25% 2015[3]	19,400	19,691
Quintiles Transnational Corp. 10.00% 2013	47,775	53,986
Pharma Services Intermediate Holding Corp. 0%/11.50% 2014[2]	28,115	20,946
Columbia/HCA Healthcare Corp. 7.00% 2007	7,755	7,965
Columbia/HCA Healthcare Corp. 7.25% 2008	1,000	1,040
HCA Inc. 5.50% 2009	22,750	22,397
HCA — The Healthcare Co. 8.75% 2010	6,660	7,389
HCA — The Healthcare Co. 7.875% 2011	1,250	1,346
HCA Inc. 6.30% 2012	1,875	1,873
Columbia/HCA Healthcare Corp. 7.69% 2025	1,000	1,010
Concentra Operating Corp. 9.50% 2010	26,250	27,628
Concentra Operating Corp. 9.125% 2012	11,790	12,321
HealthSouth Corp. 7.375% 2006	1,500	1,496
HealthSouth Corp. 7.00% 2008	1,000	982
HealthSouth Corp. 8.375% 2011	12,220	11,701
HealthSouth Corp. 7.625% 2012	25,345	23,824
Warner Chilcott Corp. 8.75% 2015[3]	38,150	36,815
Select Medical Corp. 7.625% 2015	8,000	7,700
Select Medical Holdings Corp. 9.933% 2015[1,3]	22,500	22,500
Team Health, Inc. 9.00% 2012	14,295	15,224
MedCath Holdings Corp. 9.875% 2012	13,575	14,865
American Medical Response, Inc. and EmCare Holdings, Inc. 10.00% 2015[3]	13,005	14,110
Health Net, Inc. 9.875% 2011[1]	10,660	12,562
Triad Hospitals, Inc. 7.00% 2012	8,925	9,215
Medical Device Manufacturing, Inc., Series B, 10.00% 2012	7,250	7,902
Universal Hospital Services, Inc., Series B, 10.125% 2011	5,000	5,150
		437,919

INFORMATION TECHNOLOGY — 4.01%
Sanmina-SCI Corp. 10.375% 2010	51,750	57,313
Sanmina-SCI Corp. 6.75% 2013	11,500	10,983
Electronic Data Systems Corp. 7.125% 2009	16,800	18,009
Electronic Data Systems Corp., Series B, 6.50% 2013[1]	41,040	42,104
Celestica Inc. 7.875% 2011	19,695	20,187
Celestica Inc. 7.625% 2013	29,880	29,955
Amkor Technology, Inc. 9.25% 2008	15,620	14,722
Amkor Technology, Inc. 10.50% 2009	9,640	8,242
Amkor Technology, Inc. 7.125% 2011	17,985	15,602
Amkor Technology, Inc. 7.75% 2013	8,675	7,461
Semiconductor Note Participation Trust 10.00% 2011[3]	32,043	31,969
Xerox Corp. 9.75% 2009	2,000	2,250
Xerox Corp. 7.125% 2010	22,000	23,265
Xerox Corp. 7.625% 2013	5,000	5,338
Nortel Networks Ltd. 6.125% 2006	24,575	24,698
SunGard Data Systems Inc. 9.125% 2013[3]	9,025	9,397
SunGard Data Systems Inc. 4.875% 2014	4,500	3,971
SunGard Data Systems Inc. 10.25% 2015[3]	6,000	6,105
Jabil Circuit, Inc. 5.875% 2010	14,750	15,124
Freescale Semiconductor, Inc. 6.875% 2011	9,875	10,418
MagnaChip Semiconductor SA and MagnaChip Semiconductor Finance Co. 6.875% 2011	4,000	3,860
MagnaChip Semiconductor SA and MagnaChip Semiconductor Finance Co. 7.12% 2011[1]	5,175	5,149
Solectron Corp., Series B, 7.375% 2006	8,895	8,984
Iron Mountain Inc. 7.75% 2015	8,410	8,578
Motorola, Inc. 7.50% 2025	2,000	2,415
Motorola, Inc. 5.22% 2097	4,550	3,776
Lucent Technologies Inc. 7.25% 2006	6,000	6,135
Viasystems, Inc. 10.50% 2011	5,000	4,937
Hyundai Semiconductor America, Inc. 8.625% 2007[3]	2,600	2,686
Exodus Communications, Inc. 11.625% 2010[5,7]	3,824	0
		403,633

FINANCIALS — 2.93%
Host Marriott, LP, Series G, 9.25% 2007	1,725	1,826
Host Marriott, LP, Series I, 9.50% 2007	2,050	2,155
Host Marriott, LP, Series M, 7.00% 2012	20,875	21,267
Host Marriott, LP, Series K, 7.125% 2013	17,800	18,267
Host Marriott, LP, Series O, 6.375% 2015	7,120	6,942
LaBranche & Co Inc. 9.50% 2009	25,705	27,376
LaBranche & Co Inc. 11.00% 2012	6,000	6,660
Rouse Co. 3.625% 2009	12,415	11,614
Rouse Co. 7.20% 2012	12,370	13,078
Rouse Co. 5.375% 2013	3,715	3,543
Lazard LLC 7.125% 2015[3]	27,840	27,691
Kazkommerts International BV 8.50% 2013[3]	7,000	7,691
Kazkommerts International BV 8.50% 2013	1,500	1,648
Kazkommerts International BV 7.875% 2014[3]	10,000	10,588
MBNA Corp. 5.625% 2007	10,000	10,203
MBNA Capital A, Series A, 8.278% 2026	7,500	8,059
iStar Financial, Inc. 7.00% 2008	2,375	2,479
iStar Financial, Inc. 8.75% 2008	686	752
iStar Financial, Inc., Series B, 4.875% 2009	2,000	1,982
iStar Financial, Inc. 6.00% 2010	9,600	9,865
iStar Financial, Inc., Series B, 5.70% 2014	2,500	2,507
Providian Financial Corp., Series A, 9.525% 2027[3]	15,000	16,425
Crescent Real Estate LP 7.50% 2007	12,320	12,720
Crescent Real Estate Equities LP 9.25% 2009	975	1,042
Fairfax Financial Holdings Ltd. 7.75% 2012	13,960	13,471
TuranAlem Finance BV 7.875% 2010	10,000	10,575
TuranAlem Finance BV 8.50% 2015[3]	2,280	2,425
Advanta Capital Trust I, Series B, 8.99% 2026	12,000	12,180
FelCor Lodging LP 9.00% 2011[1]	11,055	12,078
Chevy Chase Bank, FSB 6.875% 2013	5,500	5,679
Sovereign Capital Trust I 9.00% 2027	5,000	5,409
BankUnited Capital Trust, BankUnited Financial Corp. 10.25% 2026	4,500	4,905
Resona Bank, Ltd. 7.191% (undated)[1,3]	1,000	1,037
Korea First Bank 7.267% 2034[1,3]	870	959
		295,098

NON-U.S. GOVERNMENT BONDS & NOTES — 4.65%
Argentina (Republic of) 3.504% 2012[1]	$36,580	29,098
Argentina (Republic of) 6.501% 2033[4,11]	ARS 95,591	36,716
Argentina (Republic of) 0.72% 2038[11]	118,777	18,002
Brazil (Federal Republic of), Debt Conversion Bond, Series L, Bearer, 4.313% 2012[1]	$ 5,353	5,296
Brazil (Federal Republic of) Global 10.25% 2013	26,500	31,601
Brazil (Federal Republic of) Global 10.50% 2014	3,000	3,639
Brazil (Federal Republic of) Global 8.00% 2018	6,820	7,239
Brazil (Federal Republic of) Global 8.875% 2024	1,895	2,027
Brazil (Federal Republic of) Global 11.00% 2040	27,610	33,884
Russian Federation 8.25% 2010	6,000	6,513
Russian Federation 8.25% 2010[3]	5,000	5,428
Russian Federation 12.75% 2028	8,000	15,080
Russian Federation 5.00%/7.50% 2030[2]	32,365	37,220
Turkey (Republic of) Treasury Bill 0% 2005	TRY15,000	10,958
Turkey (Republic of) Treasury Bill 0% 2006	10,000	6,673
Turkey (Republic of) 20.00% 2007	23,983	19,388
Turkey (Republic of) 15.00% 2010	10,262	8,049
Panama (Republic of) Global 10.75% 2020	$ 415	580
Panama (Republic of) Global 9.375% 2023	18,708	23,712
Panama (Republic of) Global 8.875% 2027	6,500	7,946
Panama (Republic of) 8.125% 2034	3,000	3,420
United Mexican States Government, Series M10, 10.50% 2011	MXP12,320	$ 1,290
United Mexican States Government Eurobonds, Global 7.50% 2012	$1,450	1,631
United Mexican States Government Global 6.375% 2013	6,000	6,399
United Mexican States Government Global 11.375% 2016	6,751	9,975
United Mexican States Government Global 8.125% 2019	1,663	2,021
United Mexican States Government, Series M20, 10.00% 2024	MXP70,000	7,229
United Mexican States Government Global 8.30% 2031	$ 3,020	3,783
United Mexican States Government Global 7.50% 2033	2,285	2,656
Peru (Republic of) 9.125% 2012	4,909	5,915
Peru (Republic of) 9.875% 2015	13,500	17,314
Peru (Republic of) 8.375% 2016	2,500	2,938
Peru (Republic of) Past Due Interest Eurobond 5.00% 2017[1]	357	351
Peru (Republic of) 7.35% 2025	500	533
Dominican Republic 9.50% 2011[4]	5,368	5,932
Dominican Republic 9.50% 2011[3,4]	3,279	3,623
Dominican Republic 9.04% 2018[3,4]	8,607	9,597
Dominican Republic 9.04% 2018[4]	4,688	5,227
Dominican Republic 4.375% 2024[1]	500	471
Colombia (Republic of) Global 10.00% 2012	1,500	1,815
Colombia (Republic of) Global 10.75% 2013	8,550	10,786
Colombia (Republic of) Global 11.75% 2020	4,000	5,584
Colombia (Republic of) Global 10.375% 2033	700	917
Venezuela (Republic of) 10.75% 2013	6,000	7,500
Venezuela (Republic of) 9.25% 2027	4,630	5,489
Venezuela (Republic of) 9.375% 2034	3,000	3,559
Aries Vermögensverwaltungs GmbH, Series C, 9.60% 2014[3]	4,000	5,290
Aries Vermögensverwaltungs GmbH, Series C, 9.60% 2014	4,000	5,290
State of Qatar 9.75% 2030	3,500	5,390
Ecuador (Republic of) 9.00% 2030[1]	5,550	5,264
Guatemala (Republic of) 10.25% 2011[3]	1,000	1,226
Guatemala (Republic of) 10.25% 2011	1,000	1,226
Guatemala (Republic of) 9.25% 2013[3]	1,500	1,802
Banque Centrale de Tunisie 7.375% 2012	3,500	3,972
El Salvador (Republic of) 7.75% 2023[3]	2,775	3,115
Lebanon (Republic of) 11.625% 2016	195	230
Jamaican Government 9.00% 2015	150	156
		467,965

U.S. TREASURY BONDS & NOTES — 0.55%
U.S. Treasury 5.75% 2005[12]	14,000	14,035
U.S. Treasury 3.25% 2007[12]	5,000	4,919
U.S. Treasury 6.625% 2007[12]	25,000	25,971
U.S. Treasury 4.75% 2008[12]	10,000	10,162
		55,087

MUNICIPALS — 0.34%
State of Wisconsin, Badger Tobacco Asset Securitization Corp., Tobacco Settlement Asset-backed Bonds, 6.125% 2027	24,325	26,022
State of Louisiana, Tobacco Settlement Authority, Asset-backed Bonds, Series 2001-B, 5.50% 2030	4,500	4,694
State of New Jersey, Tobacco Settlement Financing Corp., Tobacco Settlement Asset-backed Bonds, Series 2003, 4.375% 2019	3,110	3,151
		33,867

ASSET-BACKED OBLIGATIONS[9]— 0.22%
Consumer Credit Reference Index Securities Program Trust, Series 2002-2A, Class FX, 10.421% 2007[3]	16,500	17,269
Mediterranean Re PLC, Class B, 9.652% 2005[1,3]	5,000	5,035
		22,304

Total bonds & notes (cost: $8,837,898,000)		9,021,778

	Shares or	Market value
Convertible securities — 2.63%	principal amount	(000)

CONSUMER DISCRETIONARY — 1.16%
Amazon.com, Inc. 6.875% PEACS convertible subordinated notes 2010	€42,233,000	$ 51,530
Amazon.com, Inc. 4.75% convertible subordinated debentures 2009	$ 8,825,000	8,670
General Motors Corp., Series B, 5.25% convertible senior debentures 2032	$35,000,000	24,192
Six Flags, Inc. 7.25% PIERS convertible preferred 2009	1,000,000	23,900
Ford Motor Co. Capital Trust II 6.50% cumulative convertible trust preferred 2032	160,600	5,854
Gray Communications Systems, Inc., Series C, 8.00% convertible preferred 2012[3,4,7]	300	3,028
		117,174

INFORMATION TECHNOLOGY — 0.72%
Fairchild Semiconductor Corp. 5.00% convertible notes 2008	$17,850,000	17,672
Micron Technology, Inc. 2.50% convertible notes 2010	$ 5,000,000	5,888
Micron Technology, Inc. 2.50% convertible notes 2010[3]	$ 8,000,000	9,420
Conexant Systems, Inc. 4.00% convertible subordinated notes 2007	$14,700,000	14,259
SCI Systems, Inc. 3.00% convertible subordinated debentures 2007	$12,000,000	11,610
Amkor Technology, Inc. 5.75% convertible notes 2006	$11,012,200	10,530
LSI Logic Corp. 4.00% convertible notes 2006	$ 3,000,000	2,996
		72,375

TELECOMMUNICATION SERVICES — 0.26%
American Tower Corp. 5.00% convertible debentures 2010	$25,925,000	25,893

UTILITIES — 0.21%
AES Trust VII 6.00% convertible preferred 2008	439,925	21,402

INDUSTRIALS — 0.17%
Cummins Capital Trust I 7.00% QUIPS convertible preferred 2031[3]	180,000	16,807

FINANCIALS — 0.11%
Equity Office Properties Trust, Series B, 5.25% convertible preferred 2008	200,000	10,248
Crescent Real Estate Equities Co., Series A, 6.75% convertible preferred	37,200	824
		11,072

Total convertible securities (cost: $219,305,000)		264,723

Warrants — 0.12%	Shares

TELECOMMUNICATION SERVICES — 0.12%
American Tower Corp., warrants, expire 2008[3,13]	38,250	12,661
XO Communications, Inc., Series A, warrants, expire 2010[13]	37,767	13
XO Communications, Inc., Series B, warrants, expire 2010[13]	28,325	8
XO Communications, Inc., Series C, warrants, expire 2010[13]	28,325	7
KMC Telecom Holdings, Inc., warrants, expire 2008[3,7,13]	22,500	0
GT Group Telecom Inc., warrants, expire 2010[3,7,13]	11,000	0
Allegiance Telecom, Inc., warrants, expire 2008[3,7,13]	5,000	0

Total warrants (cost: $1,126,000)		12,689

		Market value
Preferred stocks — 1.98%	Shares	(000)

FINANCIALS — 1.95%
Fuji JGB Investment LLC, Series A, 9.87% noncumulative preferred[1,3]	52,248,000	$ 58,327
IBJ Preferred Capital Co. LLC, Series A, 8.79% noncumulative preferred[1,3]	30,925,000	33,682
Swire Pacific Capital Ltd. 8.84% cumulative guaranteed perpetual capital securities[3]	1,125,000	30,832
Swire Pacific Offshore Financing Ltd. 9.33% cumulative guaranteed perpetual preferred capital securities[3]	546,648	14,162
Tokai Preferred Capital Co. LLC, Series A, 9.98% noncumulative preferred[1,3]	28,963,000	32,583
SB Treasury Co. LLC, Series A, 9.40% noncumulative preferred[1,3]	13,297,000	14,683
Fannie Mae, Series O, 7.00% preferred[3]	150,000	8,259
Chevy Chase Preferred Capital Corp., Series A, 10.375% exchangeable preferred	55,994	3,167
		195,695

CONSUMER DISCRETIONARY — 0.03%
Delphi Corp., Series A, 8.25% cumulative trust preferred 2033	312,210	2,919
Adelphia Communications Corp., Series B, 13.00% preferred 2009[13]	36,196	16
		2,935

CONSUMER STAPLES — 0.00%
Great Atlantic & Pacific Tea Co., Inc. 9.375% QUIBS preferred 2039	18,500	460

INFORMATION TECHNOLOGY — 0.00%
ZiLOG, Inc. — MOD III Inc., units[7,13,14]	1,868	0

TELECOMMUNICATION SERVICES — 0.00%
XO Communications, Inc. 14.00% preferred 2009[4,7,13]	40	0

Total preferred stocks (cost: $169,497,000)		199,090

Common stocks — 0.96%

TELECOMMUNICATION SERVICES — 0.59%
Dobson Communications Corp., Class A3,13	3,435,685	26,386
Sprint Nextel Corp.	777,508	18,489
SBC Communications Inc.	500,000	11,985
VersaTel Telecom International NV13	779,280	2,061
Cincinnati Bell Inc.[13]	70,740	312
XO Communications, Inc.[13]	18,882	48
		59,281

INFORMATION TECHNOLOGY — 0.15%
Fairchild Semiconductor International, Inc.[13]	500,000	7,430
Amkor Technology, Inc.[13]	1,200,000	5,256
ZiLOG, Inc.[13,14]	1,140,500	3,022
		15,708

CONSUMER DISCRETIONARY — 0.09%
Emmis Communications Corp., Class A13	201,000	4,440
Viacom Inc., Class B, nonvoting	63,225	2,087
Clear Channel Communications, Inc.	51,012	1,678
Radio One, Inc., Class D, nonvoting[13]	44,000	579
Radio One, Inc., Class A13	22,000	289
		9,073

FINANCIALS — 0.09%
Equity Office Properties Trust	150,000	4,907
Federal Realty Investment Trust	60,448	3,683
		8,590

INDUSTRIALS — 0.04%
DigitalGlobe Inc.[3,7,13]	3,064,647	$ 3,065
Delta Air Lines, Inc.[3,13]	766,165	574
		3,639

HEALTH CARE — 0.00%
Clarent Hospital Corp.[7,13,14]	576,849	289

Total common stocks (cost: $114,385,000)		96,580

	Principal amount
Short-term securities — 3.28%	(000)

Procter & Gamble Co. 3.69% due 10/24/2005[3]	$74,000	73,818
Procter & Gamble Co. 3.57% due 10/11/2005[3]	21,600	21,576
DuPont (E.I.) de Nemours & Co. 3.55% due 10/18/2005	40,000	39,929
Ranger Funding Co. LLC 3.75% due 10/19/2005[3]	31,200	31,138
U.S. Treasury Bills 3.44% due 12/1/2005[12]	30,600	30,435
Variable Funding Capital Corp. 3.73% due 10/17/2005[3]	16,200	16,171
Variable Funding Capital Corp. 3.57% due 10/3/2005[3]	14,000	13,996
Freddie Mac 3.63% due 11/22/2005[12]	26,100	25,958
Coca-Cola Co. 3.48%-3.53% due 10/4/2005	22,623	22,614
CAFCO, LLC 3.69% due 10/19/2005[3]	18,100	18,065
Pfizer Inc 3.71% due 11/17/2005[3,12]	16,200	16,123
Clipper Receivables Co., LLC 3.65% due 11/14/2005[3,12]	10,300	10,252
General Electric Capital Corp. 3.85% due 10/3/2005	9,700	9,697

Total short-term securities (cost: $329,756,000)		329,772

Total investment securities (cost: $9,671,967,000)		9,924,632
Other assets less liabilities		137,789

Net assets		$10,062,421

1Coupon rate may change periodically.
2Step bond; coupon rate will increase at a later date.
3Purchased in a private placement transaction; resale may be limited to qualified institutional buyers; resale to the public may require registration. The total value of all such restricted securities was $1,739,799,000, which represented 17.29% of the net assets of the fund.
4Payment in kind; the issuer has the option of paying additional securities in lieu of cash.
5Company not making scheduled interest payments; bankruptcy proceedings pending.
6Company did not make principal payment upon scheduled maturity date; reorganization pending.
7Valued under fair value procedures adopted by authority of the Board of Trustees.
8Scheduled interest payments not made; reorganization pending.
9Pass-through securities backed by a pool of mortgages or other loans on which principal payments are periodically made. Therefore, the effective maturities are shorter than the stated maturities.
10This unit also contains 895,000 par of Drax Holdings Ltd., Class A-3, 9.673% 2020 and 895,000 shares of Drax Holdings Ltd. common stock.
11Index-linked bond whose principal amount moves with a government retail price index.
12This security, or a portion of this security, has been segregated to cover funding requirements on investment transactions settling in the future.
13Security did not produce income during the last 12 months.
14 Represents an affiliated company as defined under the Investment Company Act of 1940.

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM ON DETAILED SCHEDULE OF INVESTMENTS

To the Shareholders and Board of Trustees of
American High-Income Trust

We have audited, in accordance with standards of the Public Company Accounting Oversight Board (United States), the financial statements of American High-Income Trust, (the “Fund”) as of September 30, 2005, and for the year then ended and have issued our report thereon dated November 9, 2005, which report and financial statements are included in Item 1 of this Certified Shareholder Report on Form N-CSR. Our audit also included the Fund’s investment portfolio (the “Schedule”) as of September 30, 2005 appearing in Item 6 of this Form N-CSR. This Schedule is the responsibility of the Fund’s management. Our responsibility is to express an opinion based on our audit. In our opinion, the Schedule referred to above, when considered in relation to the basic financial statements taken as a whole of the Fund referred to above, presents fairly, in all material respects, the information set forth therein.

DELOITTE & TOUCHE LLP
November 9, 2005
Costa Mesa, California

ITEM 7 - Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies

Not applicable to this Registrant, insofar as the Registrant is not a closed-end management investment company.

ITEM 8 - Portfolio Managers of Closed-End Management Investment Companies

Not applicable to this Registrant, insofar as the Registrant is not a closed-end management investment company.

ITEM 9 - Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers

Not applicable to this Registrant, insofar as the Registrant is not a closed-end management investment company.

ITEM 10 - Submission of Matters to a Vote of Security Holders

There have been no material changes to the procedures by which shareholders may recommend nominees to the Registrant's Board of Trustees since the Registrant last submitted a proxy statement to its shareholders. The procedures are as follows. The Registrant has a Nominating and Governance Committee comprised solely of persons who are not considered ‘‘interested persons’’ of the Registrant within the meaning of the Investment Company Act of 1940, as amended. The committee periodically reviews such issues as the Board’s composition, responsibilities, committees, compensation and other relevant issues, and recommends any appropriate changes to the full Board of Trustees. While the committee normally is able to identify from its own resources an ample number of qualified candidates, it will consider shareholder suggestions of persons to be considered as nominees to fill future vacancies on the Board. Such suggestions must be sent in writing to the Nominating and Governance Committee of the Registrant, c/o the Registrant’s Secretary, and must be accompanied by complete biographical and occupational data on the prospective nominee, along with a written consent of the prospective nominee for consideration of his or her name by the Nominating and Governance Committee.

ITEM 11 - Controls and Procedures

(a)
The Registrant’s Principal Executive Officer and Principal Financial Officer have concluded, based on their evaluation of the Registrant’s disclosure controls and procedures (as such term is defined in Rule 30a-3 under the Investment Company Act of 1940), that such controls and procedures are adequate and reasonably designed to achieve the purposes described in paragraph (c) of such rule.

(b)
There were no changes in the Registrant’s internal controls over financial reporting (as defined in Rule 30a-3(d) under the Investment Company Act of 1940) that occurred during the Registrant’s second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

ITEM 12 - Exhibits

(a)(1)	The Code of Ethics that is the subject of the disclosure required by Item 2 is attached as an exhibit hereto.

(a)(2)	The certifications required by Rule 30a-2 of the Investment Company Act of 1940, as amended, and Sections 302 and 906 of the Sarbanes-Oxley Act of 2002 are attached as exhibits hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

AMERICAN HIGH-INCOME TRUST

By /s/ David C. Barclay
David C. Barclay, President and PEO

Date: December 8, 2005

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

By /s/ David C. Barclay
David C. Barclay, President and PEO

Date: December 8, 2005
By /s/ Susi M. Silverman
Susi M. Silverman, Treasurer and PFO

Date: December 8, 2005